SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Talis Biomedical Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TALIS BIOMEDICAL CORPORATION

230 Constitution Drive

Menlo Park, California

NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held On June 10, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Talis Biomedical Corporation, a Delaware corporation (the “Company”). The meeting will be held on Friday, June 10, 2022 at 7:30 a.m. Pacific Time. This year’s Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/TLIS2022. We are holding the Annual Meeting for the following purposes:

1. To elect the Board of Directors’ three nominees for director named herein to hold office until the 2025 Annual Meeting of the Stockholders.

2. To approve an amendment to the Company’s 2021 Equity Incentive Plan.

3. To approve an amendment to the Company’s 2021 Employee Stock Purchase Plan.

4. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

5. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/TLIS2022 and entering the 16-digit Control Number included in your Notice of Internet Availability, proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log-in beginning at 7:15 a.m. Pacific Time, on Friday, June 10, 2022.

The record date for the Annual Meeting is April 18, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Gillian Green

Corporate Secretary

Menlo Park, California

April 26, 2022

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to virtually attend the Annual Meeting and to vote your shares at the Annual Meeting.

TALIS BIOMEDICAL CORPORATION

230 Constitution Drive

Menlo Park, California

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held On June 10, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Talis Biomedical Corporation (sometimes referred to as “we,” “us,” “our,” the “Company,” “Talis,” or “Talis Biomedical”) is soliciting your proxy to vote at the 2022 Annual Meeting of the Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 26, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 6, 2022.

How do I attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting if you were a stockholder as of the close of business on April 18, 2022, the record date, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/TLIS2022 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice, proxy card, voting instruction form or in the instructions you received via email. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on June 10, 2022. Participation in the Annual Meeting is limited due to the capacity of the host platform and access to the Annual Meeting will be accepted on a first come, first served basis.

If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your Control Number or proxy to vote.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number, you will be able to login as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/TLIS2022 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting. Beneficial stockholders who did not receive a Control Number from their bank or brokerage firm, who wish to attend the meeting, should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most brokerage firms or banks allow a stockholder to obtain a legal proxy either online or by mail.

Why are we holding a virtual Annual Meeting?

This year we have implemented a virtual format for our Annual Meeting, which will be conducted via live audio webcast and online stockholder tools. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. Furthermore, given the health concerns associated with the COVID-19 pandemic, we believe a virtual format helps to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world without person-to-person contact, at no cost (other than any costs associated with your internet access, such as usage charges from internet access providers and telephone companies). We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board of Directors or management. During the Annual Meeting, we may answer questions submitted during the Annual Meeting, to the extent relevant to the business of the Annual Meeting, as time permits.

Will a list of record stockholders as of the record date be available?

A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/TLIS2022. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning May 30, 2022 and until the Annual Meeting, stockholders should email IR@talisbio.com.

Where can we get technical assistance?

If you have difficulty accessing the Annual Meeting during the meeting time, please navigate to www.virtualshareholdermeeting.com/TLIS2022 where a phone number for IT support will be posted.

For the Annual Meeting, how do we ask questions of management and the Board of Directors?

We plan to have a Q&A session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. Stockholders may submit questions that are relevant to our business live during the Annual Meeting through www.virtualshareholdermeeting.com/TLIS2022.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 18, 2022 will be entitled to vote at the Annual Meeting. On the record date, there were an aggregate of 56,482,594 shares outstanding and entitled to vote consisting of 26,618,920 shares of common stock outstanding and entitled to vote and 29,863,674 of Series 1 Preferred Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 18, 2022, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote live online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 18, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. You may vote prior to the Annual Meeting by logging in with the

Control Number on your Notice, proxy card, voting instruction form or in the instructions you received via email at www.ProxyVote.com. You may access the meeting and vote at the Annual Meeting by logging in with your Control Number at www.virtualshareholdermeeting.com/TLIS2022.

What am I voting on?

There are four matters scheduled for a vote:

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Proposal 1: Election of the Board of Directors’ three nominees for director named herein to hold office until the 2025 Annual Meeting of the Stockholders;
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Proposal 2: Approval of an amendment to the Talis Biomedical Corporation 2021 Equity Incentive Plan (the “2021 Plan”);
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Proposal 3: Approval of an amendment to the Talis Biomedical Corporation 2021 Employee Stock Purchase Plan (the “2021 ESPP”); and
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Proposal 4: Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy.

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To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/TLIS2022. You will need to enter the Control Number found on your Notice, proxy card, voting instruction form or in the instructions you received via email.
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To vote prior to the Annual Meeting, you may vote via the internet at www.ProxyVote.com; by telephone; or by completing and returning the proxy card or voting instruction form, as described below.
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To vote using the proxy card, simply complete, sign and date the proxy card, that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the Notice, proxy card, voting instruction form or in the instructions you received via email. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 9, 2022 to be counted.

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To vote through the internet prior to the meeting, go to www.ProxyVote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from the Notice, proxy card, voting instruction form or in the instructions you received via email. Your internet vote must be received by 11:59 p.m., Eastern Time on June 9, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. To vote prior to the Annual Meeting, simply follow the voting instructions in such notice to ensure that your vote is counted. You may access and vote during the Annual Meeting by logging in with your Control Number on your voting instruction form at www.virtualshareholdermeeting.com/TLIS2022.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock and one vote for each share of Series 1 Preferred Stock you own as of the close of business on April 18, 2022.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by mail, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, “For” each of Proposals 1, 2, 3 and 4. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name, and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules that govern brokers, brokers, banks and other securities intermediaries that are subject to such rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters.” The ratification of the selection of a company’s independent registered public accounting firm is a matter that is typically considered routine under applicable rules meaning that if you do not return voting instructions to your broker, bank or other securities intermediary by its deadline, your shares may be voted by your broker, bank or other securities intermediary in its discretion on Proposal 4. The election of directors and the approval of equity incentive plans are typically considered non-routine matters under applicable rules meaning that if you do not return voting instructions to your broker, bank or other securities intermediary by its deadline, your shares may not be voted by your broker on Proposals 1, 2 and 3.

If you a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other securities intermediary by the deadline provided in the materials you receive from your broker, bank or other securities intermediary.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other securities intermediaries for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the internet.
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You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 230 Constitution Drive, Menlo Park, California.
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You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other securities intermediary.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing no later than December 27, 2022, to our Corporate Secretary at 230 Constitution Drive, Menlo Park, California. If you wish to nominate an individual for election at or bring business other than through a stockholder proposal before the 2023 Annual Meeting of Stockholders, you must deliver your notice to our Corporate Secretary at the address above between February 10, 2023 and March 12, 2023. Your notice to our Corporate Secretary must set forth the information specified in our Amended and Restated Bylaws (“Bylaws”), including your name and address and the class, series and number of shares of our stock that you beneficially own. You are advised to review our Bylaws, which contain additional requirements related to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, no later than April 11, 2023.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1, votes “For,” “Withhold” and broker non-votes; and, with respect to Proposals 2, 3 and 4, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2, 3 and 4, and will have the same effect as “Against” votes. Broker non-votes on Proposals 1, 2 and 3 will have no effect and will not be counted towards the vote total for any of those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under the rules applicable to brokers, the broker, bank or other securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2 and 3 are considered “non-routine” under such rules and we, therefore, expect broker non-votes to exist in connection with those proposals. However, because Proposal 4 is considered “routine” under such rules, we do not expect broker non-votes on this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other securities intermediary by the deadline provided in the materials you receive from your broker, bank or other securities intermediary.

How many votes are needed to approve each proposal?

For Proposal 1, the election of the Board of Directors’ three nominees for director named herein to hold office until the 2025 Annual Meeting of the Stockholders, the three nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.

To be approved, Proposal 2, approval of an amendment to the 2021 Plan, must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal 3, approval of an amendment to the 2021 ESPP, must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal 4, ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022, must receive “For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the record date, there were an aggregate of 56,482,594 shares outstanding and entitled to vote, consisting of 26,618,920 of common stock outstanding and entitled to vote and 29,863,674 of Series 1 Preferred Stock outstanding and entitled to vote. Thus, the holders of an aggregate of 28,241,298 shares must be present or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other securities intermediary) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of shares present or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal 1

Election Of Directors

Talis Biomedical’s Board of Directors is divided into three classes and each class has a three-year term. Class I, Class II and Class III directors will serve until our annual meeting of our stockholders in 2022, 2023 and 2024, respectively. Our Board of Directors presently has nine members and each class consists, as nearly as possible, of one-third of the total number of directors. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the directors then in office. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. As previously announced, on April 20, 2022, Jeryl L. Hilleman, one of our Class III directors with a term expiring at the 2024 annual meeting of our stockholders, tendered her resignation from our Board of Directors and any committee on which she serves, effective immediately prior to the Annual Meeting.

There are three directors in Class I, whose term of office expires at the Annual Meeting. Each of the nominees listed below, except for Dr. Gilliam, is currently a director of the Company who was previously elected by the stockholders. Dr. Gilliam was recommended for nomination to the Board of Directors by certain of our preferred stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The Company does not have a formal policy but encourages directors and nominees for director to attend each annual meeting of the stockholders.

Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Talis Biomedical. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this proxy statement.

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Director’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. To provide a mix of experience and perspective on the Board of Directors, the Nominating and Corporate Governance Committee also takes into account geographic, gender, age, racial and ethnic diversity. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board of Directors. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2025 Annual Meeting

Felix Baker, Ph.D., age 53

Felix Baker, Ph.D. has served as a member of our Board of Directors since June 2013. Dr. Baker is a Managing Member of Baker Bros. Advisors LP, a biotechnology-focused investment adviser to fund partnerships whose investors are primarily endowments and foundations. Dr. Baker and his brother, Julian Baker, started their fund management careers in 1994 when they co-founded a biotechnology investing partnership with the Tisch family. In 2000, Dr. Baker and his brother founded Baker Bros. Advisors LP. Dr. Baker has served on the boards of directors Seagen, Inc., a public biotechnology company dedicated to revolutionizing cancer care, since July 2003 and currently serves on its nominating and corporate governance committee and as the chair of its compensation committee, Kodiak Sciences, Inc., a public biopharmaceutical company, since September 2015 and currently serves on its nominating and corporate governance committee and as chair of its compensation committee, Kiniksa Pharmaceuticals, Ltd., a public biopharmaceutical company, since October 2015 and currently serves on its nominating and corporate governance committee and its science and research committee and as chair of its compensation committee, IGM Biosciences, Inc., a public biotechnology company engaged in the development of engineered IgM antibodies for the treatment of multiple diseases, since January 2021 and currently serves on its research and clinical development committee. Dr. Baker holds a B.S. and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school. Our Board of Directors believes that Dr. Baker’s experience as a biotechnology-focused investment advisor and extensive experience as a director of the Company and several other biotechnology and biopharmaceutical companies qualify him to serve on our Board of Directors.

Melissa Gilliam, M.D., M.P.H., age 56

Melissa Gilliam, M.D., M.P.H. has served on our Board of Directors since December 2020. Dr. Gilliam has served as the Executive Vice President and Provost of the Ohio State University since August 2021. Prior to that, Dr. Gilliam was the Ellen H. Block Distinguished Service Professor of Health Justice and Vice Provost at the University of Chicago, where she taught as a Professor of Obstetrics and Gynecology and Pediatrics since 2005. During her tenure at the University of Chicago, Dr. Gilliam also founded and served as a Director of the University of Chicago’s Center for Interdisciplinary Inquiry and Innovation in Sexual and Reproductive Health, which conducts research to improve the health, education and wellbeing of adolescents. Prior to joining the University of Chicago, Dr. Gilliam was an Assistant Professor of Obstetrics and Gynecology at the University of Illinois at Chicago, where she also served as Adjunct Faculty to the Division of Epidemiology and Biostatistics in the School of Public Health. Dr. Gilliam received a B.A. in English from Yale University, an M.A. in Philosophy and Politics from the University of Oxford, an M.D. from Harvard Medical School and an M.P.H. in Epidemiology and Biostatistics from the University of Illinois at Chicago. Our Board of Directors believes Dr. Gilliam’s medical leadership experience and expertise, including her deep expertise in issues of women’s health and sexually transmitted infections, qualify her to serve on our Board of Directors.

Matthew L. Posard, age 55

Matthew L. Posard has served on our Board of Directors since March 2016. Mr. Posard is a Founding Principal at Explore-DNA, Inc., a life sciences and diagnostics consulting firm, a position he has held since March 2016. Mr. Posard served as President and Chief Commercial Officer of GenePeeks, Inc., a genetic research company, from February 2017 to April 2018, and as Executive Vice President and Chief Commercial Officer of Cardiff Oncology, Inc. (formerly Trovagene, Inc.), a publicly held liquid biopsy company, from March 2015 to May 2016. Mr. Posard also held various executive roles at Illumina Inc., a publicly held biotechnology company, from February 2006 to February 2015, including most recently as Senior Vice President, General Manager of New and Emerging Markets. Mr. Posard has served on the board of directors of Halozyme Therapeutics, Inc., a public biotechnology company that develops novel oncology therapies, since March 2013 and currently serves on its audit committee and as the chair of its nominating and corporate governance committee, DermTech, Inc., a public genomics company in dermatology, since July 2016 and currently serves on its nominating and corporate governance committee, and Nautilus Biotechnology, Inc., a public development stage life sciences company, since January 2019 and currently serves on its audit committee and as chair of its compensation committee. Mr. Posard has also served as the Executive Chair of Stemson Therapeutics, LLC, a pre-clinical stage cell therapy company, since March 2019. Mr. Posard received a B.A. in Management Science from the University of California, San Diego. Our Board of Directors believes Mr. Posard’s extensive experience as an executive and director of multiple biotechnology companies qualify him to serve on our Board of Directors.

The Board Of Directors Recommends

A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2023 Annual Meeting

Kimberly J. Popovits, age 63

Kimberly J. Popovits has served on our Board of Directors since March 2020, and previously served as our Interim Chief Executive Officer from August 2021 to December 2021. Ms. Popovits served as President and Chief Executive Officer of Genomic Health, Inc., a life science company focused on the development and commercialization of genomic-based clinical diagnostic tests, from January 2009, and as Chair of the board of directors from March 2012, until its acquisition by Exact Sciences Corporation in November 2019. Prior to joining Genomic Health, Inc. in 2022, Ms. Popovits held several senior management roles at Genentech, Inc., a biotechnology company. Ms. Popovits served on the board of directors of MyoKardia, Inc., a public, clinical-stage biopharmaceutical company, from March 2017 until its acquisition in November 2020. Ms. Popovits has also served on the board of directors of 10x Genomics, Inc., a public biotechnology company, since March 2020 and currently serves on its compensation committee, and Kiniksa Pharmaceuticals, Ltd., a public biopharmaceutical company, since February 2018 and currently serves on its compensation committee. Ms. Popovits received a B.A. in Business from Michigan State University. Our Board of Directors believes Ms. Popovits’ significant leadership, operations and commercial experience qualify her to serve on our Board of Directors.

Randal Scott, Ph.D., age 64

Randal Scott, Ph.D. has served on our Board of Directors since February 2016. Dr. Scott is a co-founder and Chair of the board of directors of Genome Medical, Inc., a genomic medicine company founded in August 2016. Previously, Dr. Scott was a co-founder of Invitae Corporation, a publicly held genetic information company, where he served as Chair of the board of directors and Chief Executive Officer from August 2012 to January 2017 and Executive Chair from January 2017 to August 2019. Prior to Invitae Corporation, Dr. Scott co-founded Genomic Health, Inc., a life science company focused on the development and commercialization of genomic-based clinical diagnostic tests, where he served as Chair of the board of directors and Chief Executive Officer from August 2000 to 2009 and Executive Chair from 2009 to August 2012. Dr. Scott has also served on the board of directors of BridgeBio Pharma, Inc., a publicly held genetic disease-focused company, since June 2020, and Freenome Holdings, Inc., a private health technology company, since December 2017; and as the executive co-chair of Genomic Life, Inc., a private health technology company, since January 2021. Dr. Scott received a B.S. in Chemistry from Emporia State University and a Ph.D. in Biochemistry from the University of Kansas. Our Board of Directors believes Dr. Scott’s extensive experience building and leading successful biopharmaceutical companies qualify him to serve on our Board of Directors.

Robert Kelley, age 50

Robert Kelley has served as our Chief Executive Officer and a member of our Board of Directors since December 2021. Mr. Kelley previously served as our Chief Commercial Officer from September 2020 to December 2021. From October 2017 to August 2020, Mr. Kelley was Vice President, Sales and Commercial Development of Genalyte, Inc., a healthcare analytics and point-of-care diagnostics company. Prior to Genalyte, Inc., Mr. Kelley was Vice President, Marketing of Cardiff Oncology, Inc. (formerly Trovagene, Inc.), a publicly held liquid biopsy company, from March 2015 to May 2017. From December 2008 to March 2015, Mr. Kelley held various positions of increasing responsibility with Illumina Inc., a publicly held biotechnology company, including Global Sales Manager for clinical applications of NGS and Director, Market Development, New and Emerging Opportunities. Mr. Kelley received a B.S. in Biology from Duke University and an M.B.A. from the UCLA Anderson School of Management. Our Board of Directors believes Mr. Kelley’s experience as the Company’s Chief Commercial Officer and his extensive commercial leadership experience in the biotechnology and diagnostics industry qualify him to serve on our Board of Directors.

Directors Continuing in Office Until the 2024 Annual Meeting

Raymond Cheong, M.D., Ph.D., age 40

Raymond Cheong, M.D., Ph.D. has served on our Board of Directors since June 2020. Dr. Cheong is a Managing Director at Baker Bros. Advisors LP, where he has worked since 2013. Dr. Cheong has also served on the board of directors of Istari Oncology, Inc., a private biotechnology company focused on immuno-oncology and immunotherapy platforms, since December 2018. Dr. Cheong received a B.S. in Chemical Engineering from the University of Maryland, College Park, and an M.D. and a Ph.D. in Biomedical Engineering from Johns Hopkins University, where he was awarded the Michael A. Shanoff Award for best thesis research. Our Board of Directors believes Dr. Cheong’s scientific and medical background and experience in the biotechnology industry qualify him to serve on our Board of Directors.

Rustem F. Ismagilov, Ph.D., age 48

Rustem F. Ismagilov, Ph.D. is one of our co-founders and has served on our board of directors since June 2013. Dr. Ismagilov is a Professor of Chemistry and Chemical Engineering and the Director of the Jacobs Institute for Molecular Engineering for Medicine at the California Institute of Technology, where he has been employed since July 2011. From July 2001 to June 2011, Dr. Ismagilov held various positions of increasing responsibility at the University of Chicago, including as a Professor in the Department of Chemistry. Dr.

Ismagilov received a B.S. from the Russian Academy of Sciences and a Ph.D. from the University of Wisconsin, Madison. Our Board of Directors believes Dr. Ismagilov’s experience as one of our co-founders, as well has his deep scientific expertise, qualify him to serve on our Board of Directors.

Board Diversity

The Board Diversity Matrix below provides the diversity statistics for our Board of Directors and is reviewed annually by the Board of Directors.

Board Diversity Matrix (As of March 31, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

information regarding Our board of directors and corporate governance

Independence of The Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with the Company’s counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board of Directors has affirmatively determined that all of the directors that served as a director during any part of the year ended December 31, 2021 other than Mr. Kelley, Dr. Baker, Dr. Cheong, Dr. Ismagilov, Brian Coe (former director) and Brian J. Blaser (former director) are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, our Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

Our Board of Directors is currently chaired by Dr. Baker, who has authority, among other things, to call and preside over meetings of the Board of Directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of our business and affairs. In addition, we have a separate chair or co-chairs for each committee of our Board of Directors. The chair or co-chairs of each committee are expected to report annually to our Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Role of the Board in Risk Oversight

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including the guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include oversight of information security and cyber risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct, as well as overseeing our sustainability and environmental, social and governance activities. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Science, Technology and Clinical Affairs Committee assesses and monitors our research and development programs and strategy and technology initiatives, including the level of risk exposure they may present. In addition, the entire Board of Directors receives reports from time to time regarding various enterprise risks facing the Company, and the applicable committees of the Board of Directors receive related reports with respect to the committee’s respective areas of oversight. The Board of Directors has delegated to the Chairman the responsibility of coordinating between the Board of Directors and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of The Board of Directors

The Board of Directors met 13 times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

Information Regarding Committees of the Board of Directors

Our Board of Directors has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science, Technology and Clinical Affairs Committee. The following table provides membership and meeting information for fiscal 2021 for each of the committees of the Board of Directors:

Name	Audit(1)	Compensation(2)	Nominating and Corporate Governance(3)	Science, Technology and Clinical Affairs
Melissa Gilliam, M.D., M.P.H.		X	X	X**
Jeryl L. Hilleman(4)	X*
Kimberly J. Popovits		X	X
Matthew L. Posard	X	X*
Randal Scott, Ph.D.	X		X*
Raymond Cheong, M.D., Ph.D.				X
Rustem F. Ismagilov, Ph.D.				X**
Total meetings in fiscal 2021	5	5	3	2

* Committee Chairperson

** Committee Co-Chair

(1)
From January 2021 to March 2021, the Audit Committee members were Dr. Scott (Chair), Ms. Popovits and Mr. Posard. From March 2021 to the date of this proxy statement, the Audit Committee members were as set forth in the table above. On April 21, 2022, our Board of Directors approved the following composition of the Audit Committee, effective as of immediately prior to the Annual Meeting: Dr. Scott (Chair), Ms. Popovits and Mr. Posard.
(2)
From January 2021 to March 2021, the Compensation Committee members were Dr. Baker (Chair), Ms. Popovits and Mr. Posard. From March 2021 to August 2021, the Compensation Committee members were Ms. Popovits (Chair), Dr. Gilliam and Mr. Posard. From August 2021 to December 2021, the Compensation Committee members were Dr. Gilliam and Mr. Posard (Chair). From December 2021 to the date of this proxy statement, the Compensation Committee members were as set forth in the table above.
(3)
From January 2021 to March 2021, the Nominating and Corporate Governance Committee members were Dr. Cheong (Chair), Dr. Gilliam and Dr. Scott. From March 2021 to August 2021, the Nominating and Corporate Governance Committee members were Dr. Scott (Chair), Dr. Gilliam and Ms. Popovits. From August 2021 to December 2021, the Nominating and Corporate Governance Committee members were Dr. Scott (Chair) and Dr. Gilliam. From December 2021 to the date of this proxy statement, the Nominating and Corporate Governance Committee members were as set forth in the table above. On April 21, 2022, our Board of

Directors approved the following composition of the Nominating and Corporate Governance Committee, effective as of immediately prior to the Annual Meeting: Ms. Popovits (Chair), Dr. Scott and Dr. Gilliam.
(4)
On April 20, 2022, Ms. Hilleman tendered her resignation from our Board of Directors and any committee on which she serves, effective immediately prior to the Annual Meeting.

Below is a description of each committee of the Board of Directors.

Our Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes, the system of internal control over financial reporting and audits of its financial statements. For this purpose, the Audit Committee performs several functions including, among other things:

•
evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage a new independent registered public accounting firm;
•
reviewing and approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•
monitoring the rotation of partners of our independent registered public accounting firm on our engagement team as required by law;
•
prior to engagement of any independent registered public accounting firm, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent registered public accounting firm;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent registered public accounting firm and management;
•
reviewing with management and our independent registered public accounting firm any earnings announcements and other public announcements regarding material developments;
•
reviewing, with our independent registered public accounting firm and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;
•
reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
•
reviewing on a periodic basis our investment policy;
•
preparing the report that the SEC requires in our annual proxy statement; and
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

The Audit Committee is currently composed of three directors: Ms. Hilleman (Chair), Mr. Posard and Dr. Scott. The Audit Committee met 5 times during the fiscal year. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://investors.talisbio.com.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

The Board of Directors has also determined that each of Ms. Hilleman and Dr. Scott qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of each of Ms. Hilleman’s and Dr. Scott's level of knowledge and experience based on a number of factors, including for (i) Ms. Hilleman, her formal education and experience as a chief financial officer for public reporting companies, and (ii) Dr. Scott, his prior experience as a chief executive officer for public reporting companies and his business acumen. On April 20, 2022, Ms. Hilleman tendered her resignation from our Board of Directors and any committee on which she serves, effective immediately prior to the Annual Meeting. On April 21, 2022, our Board of Directors appointed Dr. Scott as the Chair of the Audit Committee and appointed Ms. Popovits as a member of the Audit Committee, effective as of immediately prior to the Annual Meeting. The Board of Directors determined that Ms. Popovits is independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Jeryl L. Hilleman, Chair
Matthew L. Posard
Randal Scott, Ph.D.

*The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of three directors: Mr. Posard (Chair), Dr. Gilliam and Ms. Popovits. All members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met 5 times during the fiscal year. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://investors.talisbio.com.

The functions of the Compensation Committee include, among other things:

•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;
•
reviewing and making recommendations to the full Board of Directors regarding the compensation and other terms of employment of our executive officers;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the type and amount of compensation to be paid or awarded to our non-employee board members;
•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;
•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
•
administering our equity incentive plans;
•
establishing policies with respect to equity compensation arrangements;
•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•
preparing the report that the SEC requires in our annual proxy statement; and
•
reviewing and assessing on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Financial Officer, the human resources and legal departments and Compensia, Inc. (“Compensia”), the Compensation Committee’s independent compensation consultant. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his or her compensation or individual performance objectives. The charter of the Compensation Committee grants it full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of senior executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Compensia as compensation consultants. The Compensation Committee identified Compensia based on its general reputation in the industry. The Compensation Committee requested that Compensia:

•
evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals;

•
assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy; and
•
develop a comparative group of companies and perform analyses of competitive performance and compensation levels for that group.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate, including but not limited to, a subcommittee composed of one or more members of the Board of Directors or officers of the Company to grant stock awards under the Company’s equity incentive plans. In 2021, the Compensation Committee delegated authority to the Company’s Chief Executive Officer to grant, without further action required by the Board of Directors or the Compensation Committee, stock awards to employees who are not executive officers of the Company or members of the Board of Directors. The purpose of this delegation of authority is to support the Company’s recruiting and retention efforts by enhancing the flexibility of option administration within the Company and facilitating the timely grant of options to such employees within specified limits approved by the Compensation Committee. In particular, the maximum number of stock awards that the Chief Executive Officer may grant pursuant to such authority may not exceed stock awards to acquire more than an aggregate of 1,500,000 shares and each individual grant must fall within certain target grants by job level set by our Compensation Committee. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the Chief Executive Officer. During fiscal 2021, the Chief Executive Officer exercised his authority to grant stock awards to purchase an aggregate of 350,300 shares to non-officer employees.

For fiscal year 2021, which was the first year in which the Company was a public company, the Compensation Committee worked with the Company’s outside consultants and management to make adjustments to annual compensation for executive officers and determine target bonus amounts for executive officers. The process of establishing corporate goals stretched over numerous meetings, were agreed in concept in the middle of the year, and were finally approved in the third quarter. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his or her compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of three directors: Dr. Scott (Chair), Dr. Gilliam and Ms. Popovits. On April 21, 2022, the Board of Directors appointed Ms. Popovits as the Chair of the Nominating and Corporate Governance Committee, effective as of immediately prior to the Annual Meeting. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met 3 times during the fiscal year. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website and https://investors.talisbio.com.

The functions of the Nominating and Corporate Governance Committee include, among other things:

•
identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;
•
determining the minimum qualifications for service on our Board of Directors;
•
evaluating director performance on the Board of Directors and applicable committees of the Board of Directors and determining whether continued service on our Board of Directors is appropriate;

•
evaluating, nominating and recommending individuals for membership on our Board of Directors;
•
evaluating nominations by stockholders of candidates for election to our Board of Directors;
•
considering and assessing the independence of members of our Board of Directors;
•
developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our Board of Directors any changes to such policies and principles;
•
considering questions of possible conflicts of interest of directors as such questions arise; and
•
reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board of Director refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board of Directors, including, but not limited to, independence, age, diversity (including race, ethnicity, gender, age, education and cultural background), integrity and experience. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board of Directors’ self-evaluation, conducted annually on a group and individual basis and for which we utilize outside counsel. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In addition, pursuant to the Nominating Agreement with Baker Brothers (as further described in “Transactions with Related Persons and Indemnification—Agreements with Baker Brothers—Nominating Agreement”), we are obligated to support the nomination of certain individuals designated by Baker Brothers, subject to certain exceptions. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder, including Baker Brothers. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 230 Constitution Drive, Menlo Park, California, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of the stockholders. Submissions must include, among other things, (1) the name and address of the stockholder on whose behalf the submission is made; (2) number of our shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director and (7) any other information required by our Bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as our independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Science, Technology and Clinical Affairs Committee

The Science, Technology and Clinical Affairs Committee was established by the Board of Directors to review and advise the Board of Directors on the Company’s research and development programs, its technology and relevant scientific advances. The Science, Technology and Clinical Affairs Committee is composed of three directors: Dr. Ismagilov (Co-Chair), Dr. Gilliam (Co-Chair) and Dr. Cheong. The Science, Technology and Clinical Affairs Committee met two times during the fiscal year. The Board of Directors has adopted a written Science, Technology and Clinical Affairs Committee charter that is available to stockholders on the Company’s website and https://investors.talisbio.com.

The functions of the Science, Technology and Clinical Affairs Committee include, among other things:

•
reviewing and assessing current and planned research and development programs and technology initiatives from a scientific perspective, and providing observation and strategic recommendations to the Board of Directors;
•
assessing the capabilities of the Company’s key scientific personnel, and the depth and breadth of its scientific resources, as well as provide guidance on recruitment and retention of scientific personnel;
•
periodically review, make recommendations to the Board of Directors and monitor significant emerging regulatory, research, scientific, and medical developments, processes, procedures, trends and competitive activity relevant to the Company’s research and development strategy and preclinical and clinical trial programs, including their potential impact on the Company’s programs, plans or policies; and
•
reviewing and assessing on an annual basis the performance of the Science, Technology and Clinical Affairs Committee and the Science, Technology and Clinical Affairs Committee charter.

Stockholder Communications With The Board Of Directors

The Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to our Corporate Secretary at 230 Constitution Drive, Menlo Park, California. These communications will be reviewed by our Corporate Secretary, who will determine whether the communication should be presented to the Board of Directors. The purpose of this screening is to allow the Board of Directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors. All communications directed to the Audit Committee in accordance with the Company’s Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Business Conduct and Ethics

The Company has adopted the Talis Biomedical Corporation Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at https://investors.talisbio.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Hedging Policy

Our Insider Trading Policy prohibits our employees, including our executive officers, directors and consultants of the Company and members of their immediate family, persons which whom they share a household, persons who are their economic dependents and other individuals or entities whose transactions in securities such persons influence, direct or control from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, pledges, standing and limit orders or other inherently speculative transactions involving our equity securities.

* The disclosure under the caption “Hedging Policy” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal 2

Approval of an Amendment to the Talis Biomedical Corporation 2021 Equity Incentive Plan

The Board of Directors is requesting stockholder approval of an amendment to the Talis Biomedical Corporation 2021 Equity Incentive Plan (the “2021 Plan”).

Why We Are Asking Our Stockholders to Approve an Amendment to the 2021 Plan

The Board of Directors believes that equity awards are a foundational element in our ability to retain, recruit and motivate key personnel critical to our ability to successfully advance the development and commercialization of the Talis One system. Equity awards align the interests of our personnel with those of our stockholders and are a substantial contributing factor to our success and the future growth of our business.

Accordingly, our Board of Directors voted to approve an amendment to the 2021 Plan to amend the automatic increase to the Share Reserve (as defined in the 2021 Plan) that occurs on January 1 of each calendar year until (and including) January 1, 2031 from 4% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year to 4% of the total number of shares of (i) our common stock plus (ii) the Company’s Series 1 Preferred Stock plus (ii) the Company’s Series 2 Non-Voting Preferred Stock (the Series 1 Preferred Stock and the Series 2 Non-Voting Preferred Stock, collectively are referred to herein and in the amended 2021 Plan as the Series Preferred) outstanding on December 31st of the preceding calendar year.

On January 1, 2022, the Share Reserve was increased by 1,056,321 shares of common stock pursuant to the terms of the 2021 Plan. Assuming the amendment to the 2021 Plan was in effect on January 1, 2022, the increase in the Share Reserve would have been 2,250,868 shares of common stock, which is an increase of 1,194,547 additional shares of common stock. We are requesting stockholder approval of this amendment to the 2021 Plan because the increased Share Reserve will provide us the flexibility to offer competitive equity compensation packages to (a) recruit the talent necessary for our continued growth and success and (b) retain our current employees.

Stockholder Approval

If this Proposal 2 is approved by our stockholders, the amendments to our 2021 Plan will become effective as of the date of the Annual Meeting.

If this Proposal 2 is approved, then the number of shares of our common stock reserved for issuance under our 2021 Plan will automatically increase on January 1st of each year, beginning on January 1, 2023 and continuing through and including January 1, 2031, by 4% of the total number of shares of our common stock and Series Preferred outstanding on December 31st of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

In the event that our stockholders do not approve this Proposal 2, the amendments to our 2021 Plan will not become effective and the 2021 Plan will continue to be effective in accordance with its current terms.

Before the Board of Directors approved the amendment to the 2021 Plan, we proactively contacted and met with stockholders representing over 60% of our outstanding capital stock to solicit feedback on our equity incentive practices and the ways in which we were considering amending the 2021 Plan. Stockholder feedback received during these meetings was supportive, including about increasing the annual automatic share increase, and communicated to our Compensation Committee and to our Board of Directors.

Vote Required

The affirmative vote of a majority of shares present or represented by proxy and entitled to vote on this Proposal 2 at the Annual Meeting will be required to approve this Proposal 2. Abstentions will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this Proposal 2 has been approved.

Description of the 2021 Plan

A summary of the material features of the 2021 Plan follows below. The summary is qualified by the full text of the 2021 Plan, as proposed to be amended, that is attached as Appendix A to this proxy statement.

Our Board of Directors adopted our 2021 Plan, and our stockholders approved our 2021 Plan, in February 2021. Our 2021 Plan is a successor to and continuation of the Talis Biomedical Corporation 2013 Equity Incentive Plan (the “2013 Plan”). Our 2021 Plan became effective on the date of the underwriting agreement related to our initial public offering, which occurred on February 11, 2021. No further grants have been, or will be, made under the 2013 Plan following the effectiveness of the 2021 Plan.

Awards. Our 2021 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates. As of March 31, 2022, we had 175 employees and 8 non-employee directors who were eligible for awards under the 2021 Plan. No non-employee consultants or advisors were eligible for awards under the 2021 Plan.

Authorized shares. Initially, the maximum number of shares of our common stock issuable under our 2021 Plan was 12,840,904 shares of our common stock, which is the sum of (1) 3,200,000 new shares, plus (2) 7,673,915 shares that remained available for the issuance of awards under our 2013 Plan as of immediately prior to the time our 2021 Plan became effective, plus (3) up to 5,166,989 shares subject to outstanding stock options or other stock awards granted under our 2013 Plan that, on or after the 2021 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

In addition, the number of shares of our common stock reserved for issuance under our 2021 Plan automatically increases on January 1 of each calendar year, starting on January 1, 2022 through (and including) January 1, 2031, in an amount equal to (i) 4% of the total number of shares of our common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of shares determined by our Board of Directors prior to the applicable January 1. If the 2021 Plan, as proposed to be amended by Proposal 2, is approved by our stockholders, the number of shares of our common stock reserved for issuance under our 2021 Plan will automatically increase in January 1 of each calendar year, starting on January 1, 2023 through (and including) January 1, 2031, in an amount equal to (i) 4% of the total number of shares of our common stock and Series Preferred outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares determined by our Board of Directors prior to the applicable January 1.

The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2021 Plan is 39,000,000 shares.

Shares subject to stock awards granted under our 2021 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2021 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our 2021 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (1) because of a failure to meet a contingency or condition required for the vesting of such shares, (2) to satisfy the exercise, strike or purchase price of an award or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2021 Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2021 Plan.

The maximum number of shares of common stock subject to stock awards granted under the 2021 Plan or otherwise during any period commencing on the date of the company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the company’s annual meeting of stockholders for the next subsequent year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such period for service on the Board of Directors, will not exceed $750,000 in total value, or with respect to the period in which a non-employee director is first appointed or elected to our Board of Directors, $1,000,000 in total value, in each case calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes.

As of March 31, 2022, 8,290,389 shares of common stock were subject to outstanding awards under the 2021 Plan and 5,606,836 shares remained available for grant.

Plan administration. Our Board of Directors, or a duly authorized committee of our Board of Directors, will administer our 2021 Plan and is referred to as the “plan administrator” herein. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our 2021 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

The plan administrator has the power to modify outstanding awards under our 2021 Plan. Subject to the terms of our 2021 Plan, the plan administrator has the authority to reprice any outstanding stock award, cancel and re-grant any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially impaired participant.

Stock options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2021 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the recipient approved by the plan administrator, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument.

Tax limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted stock unit awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted stock awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock appreciation rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board of Directors and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2021 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance awards. The 2021 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.

The performance goals may be based on any measure of performance selected by the Board of Directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors at the time the performance award is granted, the Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other stock awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to capital structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2021 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate transactions. The following applies to stock awards under the 2021 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under the 2021 Plan, a corporate transaction is generally defined as the consummation of: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) a merger or consolidation where we do not survive the transaction, or (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in control. Awards granted under the 2021 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2021 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the 2021 Plan, a change in control is generally defined as: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (iv) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date the 2021 Plan was adopted by the Board of Directors, or the incumbent Board of Directors, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board of Directors still in office.

Plan amendment or termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2021 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our 2021 Plan. No stock awards may be granted under our 2021 Plan while it is suspended or after it is terminated.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2021 Plan, as proposed to be amended by Proposal 2. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon federal income tax rules in effect as of the date hereof and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2021 Plan. The 2021 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to withholding in respect of an employee) equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise over the exercise price. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2021 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

A participant will not recognize taxable income at the time of grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant. In addition, a participant receiving dividends with respect to restricted stock for which the above‐described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income. We will be entitled to a corresponding deduction.

Restricted Stock Unit Awards

A participant will not recognize taxable income at the time of grant of a restricted stock unit, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Performance Units/Performance Shares

Participants incur no income tax liability upon the initial grant of performance units or performance shares. At the end of the performance or measurement period, however, employees realize ordinary income on any amounts received in cash or stock. Any subsequent appreciation on the stock is treated as a capital gain.

Cash-Based Awards/Other Stock-Based Awards

Any cash payments or the fair market value of any stock or other property an employee receives in connection with cash-based awards or other stock-based awards are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Section 162(m) Limitations

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2021 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

NEW PLAN BENEFITS UNDER THE 2021 PLAN, AS AMENDED, AND THE 2021 ESPP, AS AMENDED

The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under (i) the 2021 Plan, as proposed to be amended by this Proposal 2, and (ii) the 2021 ESPP, as proposed to be amended by Proposal 3, in each case, if such benefits or amounts are determinable. See “Proposal 3—Approval of an Amendment to the Talis Biomedical Corporation 2021 Employee Stock Purchase Plan” for more information.

	2021 Plan	2021 ESPP
Name and Position	Number of Shares	Number of Shares
Robert J. Kelley Chief Executive Officer and Director	(1)	(4)
J. Roger Moody, Jr. Chief Financial Officer	(1)	(4)
Douglas Liu Former Chief Operating Officer	(2)	(2)
Brian Coe Former President and Chief Executive Officer	(2)	(2)
Kimberly J. Popovits Former Interim Chief Executive Officer and Current Director	(2)(3)	(2)(5)
Brian J. Blaser Former President and Chief Executive Officer	(2)	(2)
All current executive officers as a group	(1)	(4)
All current directors who are not executive officers as a group	(3)	(5)
All employees, including all current officers who are not executive officers, as a group	(1)	(4)

(1) Awards granted under the 2021 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2021 Plan. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2021 Plan are not determinable. No additional benefits or amounts would have been received by or allocated to any executive officers or other employees for the year ended December 31, 2021, if the 2021 Plan, as proposed to be amended by this Proposal 2, had been in effect. In addition, no awards have been granted under the 2021 Plan, as proposed to be amended by this Proposal 2, that are contingent on, or subject to, stockholder approval of this Proposal 2.

(2) Former executive officers that are no longer employees of the Company are not entitled to any benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2021 Plan and the 2021 ESPP. No additional benefits or amounts would have been received by or allocated to any executive officers or other employees for the year ended December 31, 2021, if (i) the 2021 Plan, as proposed to be amended by this Proposal 2, had been in effect and/or (ii) the 2021 ESPP, as proposed to be amended by Proposal 3, had been in effect. No awards have been granted under the 2021 Plan, as proposed to be amended by this Proposal 2, and no purchase rights have been granted under the 2021 ESPP, as proposed to be amended by Proposal 3, that are contingent on, or subject to, stockholder approval of this Proposal 2 or Proposal 3, as applicable.

(3) Awards granted under the 2021 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2021 Plan. However, pursuant to our current compensation policy for non-employee directors, a non-employee director who is first elected to our Board of Directors will be granted an option to purchase a number of shares of our common stock on the date of his or her initial election with an aggregate grant date fair value (as calculated using a Black-Scholes methodology) of $340,000. In addition, on the date of each annual meeting, each person who continues to serve as a non-employee member of our Board of Directors following such annual meeting will be granted an option to purchase a number of shares of our common stock with an aggregate grant date fair value (as calculated using a Black-Scholes methodology) of $170,000. All option grants will have an exercise price per share equal to the fair market value of our common stock on the date of grant. Each initial grant for a non-employee director will vest over a 36-month period, and each annual grant for a non-employee director will vest over a 12-month period, in each case subject to the director's continuing service on our Board of Directors. With respect to an eligible non-employee director who is first elected or appointed to our Board of Directors on a date other than the date of our annual stockholder meeting, upon our first annual stockholder meeting following such non-employee director’s first joining our Board of Directors, such director’s first annual option grant will be prorated. After the date of the Annual Meeting, any such options will be granted under the 2021 Plan, as proposed to be amended by this Proposal 2, if this Proposal 2 is approved by our stockholders. However, the amendments to the 2021 Plan set forth in this Proposal 2 do not have any effect on the Share Reserve until January 1, 2023. For additional information regarding our current compensation policy for non-employee directors, please refer to the section titled “Executive and Director Compensation—Director Compensation.” The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise prices on the date of exercise. No additional benefits or amounts would have been received by or allocated to any non-employee directors for the year ended December 31, 2021, if the 2021 Plan, as proposed to be amended by this Proposal 2, had been in effect. In addition, no awards have been granted under the 2021 Plan, as proposed to be amended by this Proposal 2, that are contingent on, or subject to, stockholder approval of this Proposal 2.

(4) The benefits that will be received by or allocated to persons eligible to participate in the 2021 ESPP in the future are not determinable at this time because the amount of contributions set aside to purchase shares of our common stock under the 2021 ESPP (subject to the limits of the plan) are entirely within the discretion of each participant. No purchase rights have been granted under the 2021 ESPP, as proposed to be amended by Proposal 3, that are contingent on, or subject to, stockholder approval of Proposal 3

(5) Directors are not eligible participants under the 2021 ESPP.

PLAN BENEFITS UNDER THE 2021 PLAN

The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2021 Plan, as of March 31, 2022.

Name and Position	Number of Shares
Robert J. Kelley Chief Executive Officer and Director	580,000
J. Roger Moody, Jr. Chief Financial Officer	130,000
Douglas Liu Former Chief Operating Officer	200,000
Brian Coe Former President and Chief Executive Officer	—
Kimberly J. Popovits Former Interim Chief Executive Officer and Current Director	550,000
Brian J. Blaser Former President and Chief Executive Officer	111,856
All current executive officers as a group	710,000
All current directors who are not executive officers as a group	35,112
Each nominee for election as a director
Felix Baker, Ph.D.	—
Melissa Gilliam, M.D., M.P.H.	—
Matthew L. Posard	—
Each associate of any such directors, executive officers or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	2,749,960

The Board of Directors Recommends

a Vote in Favor of Proposal 2.

Proposal 3

Approval of an Amendment to the Talis Biomedical Corporation 2021 Employee Stock Purchase Plan

The Board of Directors is requesting stockholder approval of an amendment to the Talis Biomedical Corporation 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

Why We Are Asking Our Stockholders to Approve an Amendment to the 2021 ESPP

Approval of the amendment to our 2021 ESPP will allow us to continue to provide our eligible employees with the opportunity to acquire an ownership interest in the Company through the purchase of shares of common stock. Through the 2021 ESPP, we seek to retain the services of such eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success, including to successfully advance the development and commercialization of the Talis One system.

Accordingly, our Board of Directors voted to approve an amendment to the 2021 ESPP to amend the automatic increase in the shares of common stock that may be issued under the 2021 ESPP that occurs on January 1 of each calendar year until (and including) January 1, 2031 from an amount equal to the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year and (ii) 1,550,000 shares of common stock to an amount equal to the lesser of (i) 1% of the total number of shares of our common stock plus (ii) the Company’s Series 1 Preferred Stock plus (ii) the Company’s Series 2 Non-Voting Preferred Stock (the Series 1 Preferred Stock and the Series 2 Non-Voting Preferred Stock, collectively are referred to herein and in the amended 2021 ESPP as the Series Preferred) outstanding on December 31st of the preceding calendar year and (ii) 1,550,000 shares of common stock.

On January 1, 2022, the share reserve was increased by 264,080 shares of common stock pursuant to the terms of the 2021 ESPP. Assuming the amendment to the 2021 ESPP was in effect on January 1, 2022, the increase in the share reserve would have been 562,717 shares of common stock, which is an increase of 298,637 additional shares of common stock. We are requesting stockholder approval of this amendment to the 2021 ESPP so that our employees have the opportunity to purchase the maximum amount of shares of our common stock permitted by applicable law under the 2021 ESPP. We believe that the ability to participate in the 2021 ESPP is an important component of our equity compensation packages and our overall talent strategy.

Stockholder Approval

If this Proposal 3 is approved by our stockholders, the amendment to our 2021 ESPP will become effective as of the date of the Annual Meeting.

If this Proposal 3 is approved, then the number of shares of our common stock reserved for issuance under our 2021 ESPP will automatically increase on January 1st of each year, beginning on January 1, 2023 and continuing through and including January 1, 2031, by the lesser of (i) 1% of the total number of shares of our common stock and Series Preferred and (ii) 1,550,000 shares of common stock.

In the event that our stockholders do not approve this Proposal 3, the amendments to our 2021 ESPP will not become effective and the 2021 ESPP will continue to be effective in accordance with its current terms.

Before the Board of Directors approved the amendment to the 2021 ESPP, we proactively contacted and met with stockholders representing over 60% of our outstanding capital stock to solicit feedback on our equity incentive practices and the ways in which we were considering amending the 2021 ESPP. Stockholder feedback received during these meetings was supportive, including about increasing the annual automatic share increase, and communicated to our Compensation Committee and to our Board of Directors.

Vote Required

The affirmative vote of a majority of shares present or represented by proxy and entitled to vote on this Proposal 3 at the Annual Meeting will be required to approve this Proposal 3. Abstentions will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this Proposal 3 has been approved.

Description of the 2021 ESPP

A summary of the material features of the 2021 ESPP follows below. The summary is qualified by the full text of the 2021 ESPP, as proposed to be amended, that is attached as Appendix B to this proxy statement.

Our Board of Directors adopted our 2021 ESPP, and our stockholders approved our 2021 ESPP, in February 2021. The 2021 ESPP became effective immediately prior to, and contingent upon, the execution of the underwriting agreement related to our initial public offering, which occurred on February 11, 2021. The purpose of the 2021 ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The 2021 ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code, as amended. In addition, purchase rights may be granted under a component that does not qualify for such favorable tax treatment because of deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws. As of March 31, 2022, we had 175 U.S. employees who were eligible purchase shares of our common stock under the 2021 ESPP. As of such date, we employed no foreign nationals or other individuals employed outside of the United States.

Share reserve. The 2021 ESPP authorizes the issuance of 550,000 shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance automatically increases on January 1 of each calendar year, beginning on January 1, 2022, through (and including) January 1, 2031, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31st of the preceding year and (ii) 1,550,000 shares of common stock; provided that before the date of any such increase, our Board of Directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii). If the 2021 ESPP, as proposed to be amended by Proposal 3, is approved by our stockholders, the number of shares of our common stock reserved for issuance under our 2021 ESPP will automatically increase in January 1 of each calendar year, starting on January 1, 2023 through (and including) January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of our common stock and Series Preferred outstanding on December 31st of the preceding calendar year and (ii) 1,550,000 shares of common stock; provided that before the date of any such increase, our Board of Directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii). As of March 31, 2022, 212,147 shares of our common stock have been purchased under the 2021 ESPP and 601,933 shares of our common stock remained available for issuance.

Administration. Our Board of Directors administers the 2021 ESPP and may delegate its authority to administer the 2021 ESPP to our Compensation Committee. The 2021 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the 2021 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the 2021 ESPP may be terminated under certain circumstances. In February 2022, our Board of Directors adopted an offering document that governs offerings under the 2021 ESPP (the “Offering Document”) pursuant to which offerings will generally be for consecutive, non-overlapping periods of six months, commencing on March 10 and September 10 each year.

Payroll deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the 2021 ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the 2021 ESPP) for the purchase of our common stock under the 2021 ESPP. Unless otherwise determined by our Board of Directors, common stock will be purchased for the accounts of employees participating in the 2021 ESPP at a price per share that is at least the lesser of (1) 85% of the fair market value of a share of our common stock on the first date of an offering, or (2) 85% of the fair market value of a share of our common stock on the date of purchase. As of March 31, 2022, the closing price of our common stock as reported on Nasdaq was $1.41 per share.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the 2021 ESPP, as determined by our Board of Directors, including: (1) being customarily employed for more than 20 hours per week, (2) being customarily employed for more than five months per calendar year, or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years) .

No employee may purchase shares under the 2021 ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each calendar year such a purchase right is outstanding. In addition, no employee will be eligible for the grant of any purchase rights under the 2021 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code. Finally, pursuant to the Offering Document, in no event may an employee purchase more than 4,750 shares of our common stock during any six month offering.

Changes to capital structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board of Directors will make appropriate adjustments to: (1) the class(es) and maximum number of shares reserved under the 2021 ESPP, (2) the class(es) and maximum number of shares by which the share reserve may increase automatically each year, (3) the class(es) and number of shares subject to and purchase price applicable to outstanding offerings and purchase rights, and (4) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.

Corporate transactions. In the event of certain significant corporate transactions, any then-outstanding rights to purchase our stock under the 2021 ESPP may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within 10 business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.

Under the 2021 ESPP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

2021 ESPP amendment or termination. Our Board of Directors has the authority to amend or terminate our 2021 ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our 2021 ESPP as required by applicable law or listing requirements.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2021 ESPP, as proposed to be amended by Proposal 3. The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of participation in the 2021 ESPP.

The Company intends that the 2021 ESPP qualify as an “employee stock purchase plan” under Code Section 423.

Under the Code, the Company is deemed to grant participants an “option” on the first day of each offering period to purchase as many shares of common stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the purchase price is determined and the participant is deemed to have exercised the “option” and to have purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price on the last day of the offering period.

Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

423 Component

Rights granted under the 423 Component (as defined in the 2021 ESPP) of the 2021 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, under the 423 Component, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or disposition will depend upon the holding period of the acquired shares.

Under the 423 Component, if the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

Under the 423 Component, if the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the 423 Component. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Non-423 Component

Under the Non-423 Component (as defined in the 2021 ESPP), the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such purchase. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Under the Non-423 Component, we are entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by a participant as a result of such purchase (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

NEW PLAN BENEFITS UNDER THE 2021 ESPP, AS AMENDED

The table setting forth the benefits or amounts that will be received by or allocated to certain individuals and groups under the 2021 ESPP, as proposed to be amended by this Proposal 3, if such benefits or amounts are determinable are set forth under the section titled “Proposal 2—Approval of an Amendment to the Talis Biomedical Corporation 2021 Equity Incentive Plan—New Plan Benefits Under the 2021 Plan, as Amended, and the 2021 ESPP, as Amended.”

PLAN BENEFITS UNDER THE 2021 ESPP

The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock purchased by participating employees under the 2021 ESPP, as of March 31, 2022.

Name and Position	Number of Shares
Robert J. Kelley Chief Executive Officer and Director	2,564
J. Roger Moody, Jr. Chief Financial Officer	—
Douglas Liu Former Chief Operating Officer	—
Brian Coe Former President and Chief Executive Officer	—
Kimberly J. Popovits Former Interim Chief Executive Officer and Current Director	—
Brian J. Blaser Former President and Chief Executive Officer	—
All current executive officers as a group	2,564
All current directors who are not executive officers as a group	—
Each nominee for election as a director
Felix Baker, Ph.D.	—
Melissa Gilliam, M.D., M.P.H.	—
Matthew L. Posard	—
Each associate of any such executive directors, executive officers or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	209,583

The Board of Directors Recommends

a Vote in Favor of Proposal 3.

Proposal 4

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since January 2016. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Principal Accountant Fees and Services

The following table presents fees for professional audit services by Ernst & Young LLP for the audit of the Company’s financial statements for the years ended December 31, 2021 and December 31, 2020 and fees billed for other services rendered by Ernst & Young during these periods.

	Fiscal Year Ended
	2021	2020
	(in thousands)
Audit Fees(1)	$1,036	$1,740
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2	—
Total Fees	$1,038	$1,740

(1)
Audit fees of Ernst & Young for the years ending December 31, 2021 and 2020 were for professional services rendered for the audits of our financial statements, including accounting consultation, reviews of quarterly financial statements and professional services rendered in connection with our registration statements. Fees for 2020 include services associated with our initial public offering, which was completed in February 2021.
(2)
All other fees of Ernst & Young for the year ending December 31, 2021 were for publication and online subscriptions of training materials offered by Ernst & Young.

All fees described above were pre-approved by the Audit Committee or our Board of Directors.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, review, attest, tax or other non-audit services unless the service is either (i) explicitly approved by the Audit Committee (specific pre-approval) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy. With respect to each service proposed to be pre-approved, the independent registered public accounting firm must provide timely and sufficient detail to enable the Audit Committee’s assessment of the permissibility of the service to be provided, fee arrangements and the effect of the service on the independent registered public accounting firm’s independence.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 4.

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s common stock, as of March 31, 2022 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

The table is based upon information supplied by officers, directors and principal stockholders, and found in Schedules 13D and 13G filed with the SEC and other sources believed to be reliable by the Company. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 26,618,920 shares of common stock and 29,863,674 shares of Series 1 Preferred Stock outstanding on March 31, 2022, adjusted as required by rules promulgated by the SEC. The number of shares of common stock and Series 1 Preferred Stock used to calculate the percentage ownership of each listed beneficial owner includes the shares of common stock underlying options or convertible securities held by such beneficial owner that are exercisable or convertible within 60 days following March 31, 2022. Unless otherwise indicated, the address for each person or entity listed in the table is c/o Talis Biomedical Corporation, 230 Constitution Drive, Menlo Park, California 94025.

	Beneficial Ownership
	Common Stock		Series 1 Preferred Stock		Total Outstanding Capital Stock
Beneficial Owner	Number of Shares	Percent of Total	Number of Shares	Percent of Total	Percent of Total
5% or Greater Stockholders
Entities Affiliated with Baker Brothers Advisors, L.P.(1)	7,625,536	29%	29,863,674	100%	66%
Entities affiliate with Greenlight Capital(2)	3,970,279	15%	—	—	7%
Entities affiliated with ArrowMark Colorado Holdings, LLC(3)	3,735,237	14%	—	—	7%
Named Executive Officers and Directors
Robert Kelley(4)	126,398	*	—	—	*
J. Roger Moody, Jr(5)	217,454	1%	—	—	*
Douglas Liu(6)	122,006	*	—	—	*
Brian Coe(7)	1,014,720	4%	—	—	2%
Kimberly J. Popovits(8)	546,618	2%	—	—	1%
Brian J. Blaser	—	—	—	—	—
Felix Baker, Ph.D.(9)	7,625,536	29%	29,863,674	100%	66%
Raymond Cheong, M.D., Ph.D.	—	—	—	—	—
Melissa Gilliam, M.D., M.P.H.(10)	22,290	*	—	—	*
Jeryl L. Hillman(11)	13,654	*	—	—	*
Rustem F. Ismagilov(12)	588,767	2%	—	—	1%
Matthew L. Posard(13)	148,232	1%	—	—	*
Randal Scott, Ph.D.(14)	1,788,297	7%	—	—	3%
All executive officers and directors as a group (10 persons)(15)	11,077,246	42%	29,863,674	100%	72%

* Less than one percent.

(1)
Consists of (i) 571,659 shares of common stock and 2,345,481 shares of Series 1 Preferred Stock held by 667, L.P. (“667”), (ii) 7,053,176 shares of common stock and 27,511,741 shares of Series 1 Preferred Stock held by Baker Brothers Life Sciences, L.P. (“Baker Bros Life Sciences” and, together with 667, the “Funds”), (iii) 590 shares of common stock and 5,420 shares of Series 1 Preferred Stock held by FBB Associates (“FBB”), and (iv) 111 shares of common stock and 1,032 shares of Series 1 Preferred Stock held by FBB3 LLC (“FBB3”). Baker Bros. Advisors LP (“Adviser”) is the management company and investment adviser to the

Funds and has sole voting and investment power with respect to the shares held by the Funds. Baker Bros. Advisors (GP) LLC (“Adviser GP”) is the sole general partner of Adviser. Julian C. Baker and Felix J. Baker are managing members of Adviser GP. Adviser GP, Felix J. Baker, Julian C. Baker and Adviser may be deemed to be beneficial owners of the securities directly held by the Funds. Felix J. Baker and Julian C. Baker are the sole partners of FBB and as such may be deemed to be beneficial owners of the securities owned by FBB. Felix J. Baker and Julian C. Baker are the sole managers of FBB3 and by policy they do not transact in or vote the securities of the Company held by FBB3. The address for the above referenced entities and persons is 860 Washington Street, 3rd Floor, New York, NY 10014.
(2)
According to a Schedule 13G filed with the SEC on February 14, 2022 by Greenlight Capital, Inc. (“Greenlight Inc.”), DME Capital Management, LP (“DME CM”), DME Advisors, LP (“DME Advisors”), DME Advisors GP, LLC (“DME GP” and, together with Greenlight Inc., DME CM, DME Advisors and DME GP, “Greenlight”) and David Einhorn, (i) Greenlight Inc. has shared voting and dispositive power over 737,621 shares of common stock, (ii) DME CM has shared voting and dispositive power over 614,479 shares of common stock, (iii) DME Advisors has shared voting and dispositive power over 217,200 shares of common stock, (iv) DME GP has shared voting and dispositive power over 831,679 shares of common stock and (v) David Einhorn has shared voting and dispositive power over 1,569,300 shares of common stock. Greenlight holds the shares listed above for the accounting of private investments funds for which Greenlight acts as investment advisor (or general partner of the investment advisor) and with respect to which Mr. Einhorn may be deemed to have indirect investment and/or voting power as the principal of Greenlight and other affiliated entities. DME GP is the general partner of DME CM and DME Advisors. The address for the above listed entities and persons is 140 East 45th Street, 24th Floor, New York, New York 10017.
(3)
Consists of 3,735,237 shares of common stock held by various investment funds for which ArrowMark Colorado Holdings LLC (“ArrowMark”) serves as investment advisor. In such capacity, ArrowMark has sole voting and dispositive power over the shares held by such investment funds. Mr. Corkins is a managing member of ArrowMark and Mr. Yao is a portfolio manager of ArrowMark, and in such capacities may be deemed beneficial owners of the shares beneficially owned by ArrowMark. The address for the above listed entities and persons is c/o ArrowMark Partners, 100 Fillmore St, Suite 325, Denver, CO 80206.
(4)
Consist of (i) 2,564 shares of common stock held by Mr. Kelley, and (ii) 123,834 shares of common stock issuable to Mr. Kelley pursuant to options exercisable within 60 days of March 31, 2022.
(5)
Consist of (i) 1,700 shares of common stock held by Mr. Moody, and (ii) 215,754 shares of common stock issuable to Mr. Moody pursuant to options exercisable within 60 days of March 31, 2022.
(6)
Consist of (i) 4,000 shares of common stock held by Mr. Liu and (ii) 118,006 shares of common stock issuable to Mr. Liu pursuant to options exercisable within 60 days of March 31, 2022.
(7)
Consists of (i) 418,185 shares of common stock held by Mr. Coe and 555,216 shares of common stock issuable to Mr. Coe pursuant to options exercisable within 60 days of March 31, 2022, (ii) 7,832 shares of common stock held by trusts in which Mr. Coe’s children are sole beneficiaries, respectively, and (iii) 33,487 shares of common stock held by a trust in which Mr. Coe’s spouse and children are beneficiaries.
(8)
Consists of (i) 25,776 shares of common stock held by Ms. Popovits, (ii) 338,816 shares of common stock issuable to Ms. Popovits pursuant to options exercisable within 60 days of March 31, 2022 and, (iii) 182,026 shares of common stock held by MSL FBO Kimberly J. Popovits Patrick J. Popovits TTEE U/AD 05-17-2020 FBO Popovits 2010 Trust (“Popovits Trust”). Ms. Popovits and her spouse are trustees of the Popovits Trust and share voting and dispositive power.
(9)
Consists of the shares described in footnote (1) above.
(10)
Consist of 22,290 shares of common stock issuable to Dr. Gilliam pursuant to options exercisable within 60 days of March 31, 2022.
(11)
Consist of 13,654 shares of common stock issuable to Ms. Hilleman pursuant to options exercisable within 60 days of March 31, 2022.
(12)
Consists of (i) 119,440 shares of common stock held by Dr. Ismagilov and 323,105 shares of common stock issuable to Dr. Ismagilov pursuant to options exercisable within 60 days of March 31, 2022 and (ii) 146,222 shares of common stock held by Dr. Ismagilov’s spouse.
(13)
Consists of (i) 85,732 shares of common stock issuable to Mr. Posard pursuant to options exercisable within 60 days of March 31, 2022 and (ii) 62,500 shares of common stock held by Mr. Posard.
(14)
Consists of (i) 85,732 shares of common stock issuable to Dr. Scott pursuant to options exercisable within 60 days of March 31, 2022, (ii) 1,390,065 shares of common stock held by the Thinking Bench Capital, LLC (“Thinking Bench”) (iii) 312,500 shares of common stock held by the OG Family Trust, u/d/t May 30, 2014 (“OG Trust”). Dr. Scott and his spouse are trustees of the OG Trust and share voting and dispositive power over the shares held by the OG Trust. Dr. Scott is the manager and CEO of Thinking Bench and the OG Trust is the sole member of Thinking Bench, accordingly Dr. Scott and his spouse share voting and dispositive power over the shares held by Thinking Bench.
(15)
Includes the shares described in Footnotes (4)-(5) and (8)-(14) above.

Information About Our Executive Officers

Executive Officers

The names, ages, and positions of all executive officers as of April 26, 2022 are listed below.

Name	Age	Position(s)
Robert Kelley	50	Chief Executive Officer and Director
J. Roger Moody, Jr.	54	Chief Financial Officer

The biography of Mr. Kelley is set forth in “Proposal 1: Election of Directors” above.

J. Roger Moody, Jr. has served as our Chief Financial Officer since May 2020. From August 2017 to May 2020, Mr. Moody was Chief Financial Officer of Clinical Genomics, Inc., a colorectal cancer diagnostics company. From July 2015 to August 2017, Mr. Moody was Chief Executive Officer and a member of the board of directors of GlySure Limited, a medical device company, and from February 2015 to July 2015 he was Chief Operating Officer of GlySure Limited. Prior to GlySure Limited, Mr. Moody served as the Chief Financial Officer and Vice President of Finance & Administration of Nanosphere, Inc., a publicly held molecular diagnostics platform company, from May 2007 to February 2015. Mr. Moody received a B.S. in Finance from Syracuse University and an M.B.A. from the University of Chicago.

Executive and director Compensation

Summary Compensation Table

The following table shows, for the years ended December 31, 2021 and 2020, compensation awarded or paid to, or earned by, all individuals who served as the Company’s principal executive officer during the year ended December 31, 2021 and the two most highly compensated executive officers (other than the principal executive officer) who were serving as an executive officer at December 31, 2021 (the “named executive officers”).

Summary Compensation Table for Fiscal 2021

Name and Principal Position[5]	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Robert Kelley Chief Executive Officer and Director(3)	2021	321,894	57,822	—	1,778,459	12,697(9)	2,170,872
	2020	88,636	30,750	—	1,261,103	3,701	1,384,190
J. Roger Moody, Jr. Chief Financial Officer(4)	2021	370,200	65,546	—	521,198	13,084 (10)	970,028
Douglas Liu Former Chief Operating Officer(5)	2021	351,167	63,781	—	801,844	2,806(11)	1,219,598
	2020	71,402	33,583	—	1,335,600	355	1,440,940
Brian Coe Former President and Chief Executive Officer(6)	2021	270,521	—	—	—	351,831(12)	622,352
	2020	359,542	180,000	—	4,698,594	16,481	5,254,617
Kimberly J. Popovits Former Interim Chief Executive Officer and Current Director(7)	2021	96,354	—	—	1,633,055	40,761(13)	1,770,170
Brian J. Blaser Former President and Chief Executive Officer(8)	2021	14,773	—	2,793,750(14)	2,184,521	722(15)	4,993,766

(1)
Amounts shown represent annual cash bonuses earned for the respective fiscal year. For more information, see below under “—Bonus Opportunity.”
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted in the applicable year. These amounts have been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). Assumptions used in the calculation of these amounts are described in Note 8 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by our named executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options.
(3)
Mr. Kelley commenced employment as our Chief Commercial Officer in August 2020. On December 8, 2021, he was appointed as our Chief Executive Officer.
(4)
Because Mr. Moody was not a named executive officer in 2020, SEC rules do not require his compensation for that year to be reported.
(5)
Mr. Liu commenced employment as our Senior Vice President, Operations in September 2020. In June 2021, he was appointed as our Chief Operating Officer. Effective April 15, 2022, he resigned as our Chief Operating Officer.
(6)
Mr. Coe resigned as our President, Chief Executive Officer and member of our Board of Directors on August 27, 2021. He is providing services to us as a consultant through May 31, 2022.
(7)
Ms. Popovits served as our Interim Chief Executive from August 27, 2021 through December 1, 2021. Because Ms. Popovits was not a named executive officer in 2020, SEC rules do not require her compensation for that year to be reported.
(8)
Mr. Blaser served as our President and Chief Executive Officer from December 1, 2021 to December 8, 2021. Because Mr. Blaser was not a named executive officer in 2020, SEC rules do not require his compensation for that year to be reported.
(9)
Amounts shown for Mr. Kelley represent (i) $11,600 for 401(k) matching contributions, (ii) $469 in life insurance premiums paid on behalf of Mr. Kelley, and (iii) $628 for cell and internet reimbursements.
(10)
Amounts shown for Mr. Moody represent (i) $11,600 for 401(k) matching contributions, (ii) $856 in life insurance premiums, and (iii) $628 for cell and internet reimbursements.
(11)
Amounts shown for Mr. Liu represent (i) $2,178 in life insurance premiums paid on behalf of Mr. Liu and, (ii) $628 for cell and internet reimbursements.
(12)
Amounts shown for Mr. Coe represent (i) $125,000 in consulting fees paid to Mr. Coe pursuant to his Separation Agreement (as defined below), (ii) $140,938 for his prorated target bonus payment paid pursuant to his Separation Agreement (see " — Bonus Opportunity" below), (iii) $25,500 in COBRA premiums paid pursuant to his consulting agreement, (iv) $11,600 for 401(k) matching contributions, (v) $635 in life insurance premiums paid on behalf of Mr. Coe, (vi) $47,798 for accrued and unused vacation as of the date of his resignation, and (vii) $360 for cell reimbursement.
(13)
Amounts shown for Ms. Popovits represent (i) $40,264 in fees paid to Ms. Popovits in her capacity as a director, (ii) $292 for waiver of the medical benefits and (iii) $205 for cell and internet reimbursements.

(14)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock units granted to Mr. Blaser in 2021. These amounts have been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). Assumptions used in the calculation of these amounts are described in Note 8 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. As of the date of his resignation, all of the restricted stock units granted to Mr. Blaser were unvested and were forfeited.
(15)
Amounts shown for Mr. Blaser represent $722 in accrued and unused vacation as of the date of his resignation.

Narrative to the Summary Compensation Table

Annual Base Salary

The base salary of our named executive officers is generally determined and approved by our Board of Directors in connection with the commencement of employment of the named executive officer and may be adjusted from time to time thereafter as the board of directors determines appropriate, within the ranges recommended by Compensia, our independent compensation consultant. The 2021 annual base salaries for our named executive officers are set forth in the table below.

Name	2021 Base Salary ($)
Robert Kelley	525,000(1)
J. Roger Moody, Jr.	374,000(2)
Douglas Liu	375,000(3)
Brian Coe	390,000(4)
Kimberly J. Popovits	375,000
Brian J. Blaser	650,000

(1)
Mr. Kelley’s annual base salary was increased from $300,000 to $315,000 effective as of April 1, 2021, and from $315,000 to $350,000 on October 1, 2021, in connection with his service as our Chief Commercial Officer. On December 8, 2021, his salary was increased from $350,000 to $525,000 in connection with his appointment as our Chief Executive Officer.
(2)
Mr. Moody’s annual base salary was increased from $360,000 to 374,000 effective as of April 1, 2021.
(3)
Mr. Liu’s annual base salary was increased from $325,000 to $375,000 effective as of April 1, 2021 in connection with his appointment as our Chief Operating Officer.
(4)
Mr. Coe’s annual base salary was increased from $375,000 to $390,000 effective as of April 1, 2021.

Bonus Opportunity

In addition to base salaries, each of our named executive officers generally is eligible to receive annual cash bonuses, which are designed to provide appropriate incentives to our named executive officers to achieve defined annual corporate goals and to reward our named executive officers for their individual achievements. The annual bonus awarded to each named executive officer may be based in part on the extent to which we achieve corporate goals. At the end of the year, our Board of Directors reviews our performance against each corporate goal and considers the extent to which we achieved each of our corporate goals.

There is no minimum bonus percentage or amount established for our named executive officer and, as a result, the bonus amounts vary from year to year based on corporate and, when applicable, individual performance.

For 2021, each of our named executive officers was eligible for a target bonus equal to the following percentage of their respective base salaries: 75% for Mr. Kelley, 45% for Mr. Moody, 45% for Mr. Liu, 55% for Mr. Coe and 40% for Ms. Popovits. Mr. Blaser was not eligible for a target bonus in 2021. In March 2022, the Compensation Committee of our Board of Directors determined that, given the challenges in the business and the ambiguity in the 2021 corporate goals, it would exercise its discretion and pay bonuses to executive officers at 40% of the individuals’ target bonus percentage. As a result, the Company paid annual performance bonuses for 2021 of $57,822 to Mr. Kelley, $65,546 to Mr. Moody and $63,781 to Mr. Liu.

Pursuant to the terms of his Separation Agreement (as defined below) with us, Mr. Coe was entitled to be paid his 2021 annual bonus assuming achievement at 100% of target prorated through August 30, 2021, which amounted to a payment of $140,938. See “—Employment Agreements with our Named Executive Officers” below for more information on the Separation Agreement.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our named executive officers’ interests with those of our stockholders and to retain and incentivize our named executive officers over the long-term. Generally, our Board of Directors, or Compensation Committee of our Board of Directors, approves equity grants. In 2021, the Compensation Committee delegated authority to the Company’s Chief Executive Officer to grant, without further action required by the Board of Directors or the Compensation Committee, stock awards to employees who are not executive officers of the Company or members of the Board of Directors. The purpose of this delegation of authority is to support the Company’s recruiting and retention efforts by enhancing the flexibility of option administration within the Company and facilitating the timely grant of options to such employees within specified limits approved by the Compensation Committee. In particular, the maximum number of stock awards that the Chief Executive Officer may grant pursuant to such authority may not exceed stock awards to acquire more than an aggregate of 1,500,000 shares and each individual grant must fall within certain target grants by job level set by our Compensation Committee.

Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our named executive officers generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize our named executive officers with respect to achieving certain corporate goals or to reward our named executive officers for exceptional performance.

Prior to the closing of our initial public offering in February 2021, we granted all equity awards pursuant to our 2013 Plan. Following our initial public offering, we have granted all equity awards pursuant to our 2021 Plan and the Talis Biomedical Corporation 2021 Inducement Plan (the “2021 Inducement Plan”). All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant of such award. Generally, our options vest over a four-year period subject to the holder’s continuous service to us, as further described under “—Outstanding equity awards at fiscal year-end” below. For more information about our 2013 Plan, 2021 Plan and our 2021 Inducement Plan see below under “—Equity Benefit Plans.”

In August 2021, in connection with her appointment as our Interim Chief Executive Officer, we granted Ms. Popovits an option to purchase 550,000 shares of our common stock with an exercise price per share of $9.06. The option was issued pursuant to the 2021 Plan and vested in 12 equal monthly installments beginning on September 30, 2021. Such option ceased vesting upon the commencement of full-time employment of Mr. Blaser in December 2021 and resulted in her vesting in an aggregate of 275,000 shares subject to such option.

In September 2021, we granted options to purchase 130,000 shares to Mr. Kelley, 130,000 shares to Mr. Moody and 200,000 shares to Mr. Liu, each with an exercise price per share of $6.17. Twenty-five percent of the option shares vest on September 28, 2022 and the balance vests in 36 equal monthly installments thereafter, subject to the named executive officer’s continued services to us. In addition, the options fully vest if upon or within 12 months following a change in control of the Company the named executive officer experiences an involuntary termination without cause (and not due to death or disability) or voluntarily resigns for certain good reasons.

In December 2021, in connection with his appointment as our Chief Executive Officer, we granted Mr. Blaser (i) pursuant to the 2021 Plan, an incentive stock option to purchase 111,856 shares of our common stock with an exercise price per share of $4.47 (the “Incentive Option”) and (ii) pursuant to the Inducement Plan, (A) a nonqualified stock option to purchase 638,144 shares of our common stock with an exercise price per share of $4.47 (the “Inducement Option” and, together with the Incentive Option, the “Options”), and (B) a restricted stock unit award covering 625,000 shares of our common stock (the “RSU Award”). Each Option will vest over a five-year period, with 20% of the shares subject to such Option vesting on December 1, 2022 and the balance of the shares subject to such Option vesting in equal installments over the following 48 months. The RSU Award will vest over a five-year period, with 20% of the shares subject to the RSU Award vesting on December 1, 2022 and the balance of the shares subject to the RSU Award vesting in a series of four equal successive annual installments on December 31, 2023, 2024, 2025 and 2026. The Options and RSU Award ceased vesting on the date of Mr. Blaser’s resignation, resulting in Mr. Blaser forfeiting all shares underlying such Options and RSU Award.

In December 2021, in connection with his appointment as our Chief Executive Officer, we granted Mr. Kelley a stock option to purchase 450,000 shares of our common stock with an exercise price per share of $4.28. The option was issued pursuant to our 2021 Plan and will vest over a four-year period, with 25% of the shares subject to such option vesting on December 8, 2022 and the balance of the shares subject to such option vesting in equal installments over the following 36 months. In addition, the options fully vest if upon or within 12 months following a change in control of the Company the named executive officer experiences an involuntary termination without cause (and not due to death or disability) or voluntarily resigns for certain good reasons.

Employment Agreements with our Named Executive Officers

Robert Kelley. In August 2020, we entered into an offer letter with Mr. Kelley in connection with his service as our Chief Commercial Officer that provided for, among other things, an initial annual base salary of $300,000, an annual target bonus equal to 30% of his annual base salary and a stock option to purchase 297,202 shares of our common stock (as reflected below under “—Outstanding Equity Awards at Fiscal Year End”). In connection with his appointment as our Chief Executive Officer, in December 2021, we entered into an offer letter with Mr. Kelley that provides for, among other things, an initial annual base salary of $525,000, an annual target bonus equal to 75% of his annual base salary beginning in 2022, continued eligibility for his 2021 annual target bonus pursuant to the terms of his Chief Commercial Officer offer letter and a stock option to purchase 450,000 shares of our common stock (as further described above under “—Equity Based Incentive Awards”). Mr. Kelley is also entitled to certain travel and housing reimbursements (plus tax gross ups) in connection with his weekly travel from his remote working location to one of our facilities, which began in fiscal 2022.

J. Roger Moody, Jr. In April 2020, we entered into an offer letter with Mr. Moody that provides for, among other things, an initial annual base salary of $360,000, an annual target bonus of 40% of his annual base salary, a stock option to purchase 302,797 shares of our common stock and an additional option to purchase 145,454 shares of our common stock (equal to 1.25% of the outstanding shares of common stock on an as converted basis of the Company) when we elected to take our Tranche 3 investments from our prior investment round, which condition was met and an option to purchase 147,100 shares of our common stock was granted in August 2020 (equal to 1.25% of the outstanding shares of common stock on an as converted basis of the Company on the grant date) (as reflected below under “—Outstanding Equity Awards at Fiscal Year End”).

Douglas Liu. In September 2020, we entered into an offer letter with Mr. Liu that provides for, among other things, an initial annual base salary of $325,000, an annual target bonus of 40% of his annual base salary and an option to purchase 314,685 shares of our common stock (as reflected below under “—Outstanding Equity Awards at Fiscal Year End”). In December 2021, we approved certain travel and housing reimbursements (plus tax gross ups) with respect to calendar year 2022 for Mr. Liu. In March 2022, we entered into a Separation Agreement and General Release with Mr. Liu (the “Liu Separation Agreement”), pursuant to which he received (i) a lump sum severance payment of $187,500 (equal to 6 months of his base salary) and (ii) and payment of COBRA premiums for 6 months.

Brian Coe. Prior to his resignation, we did not maintain a written employment agreement or offer letter agreement with Mr. Coe. In connection with his resignation in August 2021, we entered into a separation and consulting agreement with Mr. Coe (the “Separation Agreement”) pursuant to which he will provide consulting and advisory services to us through May 31, 2022 (the “Consulting Period) for a monthly fee of $31,250, payment of COBRA premiums during the Consulting Period (subject to early termination) and continued vesting of all outstanding equity awards during the Consulting Period. Following the termination of the Consulting Period, provided that Mr. Coe has not been terminated for Cause (as defined in the Separation Agreement) and subject to receipt of an effective release of claims against us, Mr. Coe will receive a lump sum payment of $375,000 and continued payment of COBRA premiums for 12 months (subject to early termination). In addition, the Separation Agreement provides that Mr. Coe will be (i) indemnified by us in respect of services provided by Mr. Coe to the Company during the Consulting Period and (ii) paid his 2021 annual bonus prorated through August 30, 2021. The benefits Mr. Coe may receive pursuant to the Separation Agreement are in lieu of any benefits that Mr. Coe may be eligible to receive under our Severance and Change in Control Plan.

Kimberly J. Popovits. In March 2020, we entered into a letter agreement with Ms. Popovits confirming her appointment to our Board of Directors, that provides for an annual stipend of $24,000, to be paid on a quarterly basis (of which $12,818 was actually paid), and an option to purchase shares of our common stock equal to 0.35% of the Company on a fully diluted basis. In May 2020, we granted Ms. Popovits an option to purchase 84,615 shares of our common stock in connection with her commencement of services with us as a director (as further described below under “—Outstanding Equity Awards at Fiscal Year End”). The annual stipend provided for in her letter agreement was superseded by our non-employee director compensation policy that was adopted in February 2021. During her period of service as our Interim Chief Executive Officer, Ms. Popovits continued to vest in outstanding equity awards granted in connection with her service as a member of our Board of Directors but was not entitled to receive any additional cash retainers payable to non-employee members of our Board of Directors.

We did not enter into any written agreement with Ms. Popovits in connection with her appointment as our Interim Chief Executive Officer in August 2021. However, in connection with such appointment, we agreed to pay her an annual base salary of $375,000 and she was eligible for a target bonus equal to 40% of such base salary. We also granted Ms. Popovits an option to purchase 550,000 shares of the Company’s common stock, vesting in 12 equal monthly installments beginning on September 30, 2021. Such option ceased vesting upon the commencement of full-time employment of Mr. Blaser in December 2021 and resulted in her vesting in an aggregate of 275,000 shares subject to such option.

Brian J. Blaser. In November 2021, we entered into a letter agreement with Mr. Blaser that provided for, among other things, an initial annual base salary of $650,000, an annual target bonus equal to 100% of his annual base salary beginning in 2022, the Incentive Option, the Inducement Option and the RSU Award (as further described above under “—Equity Based Incentive Awards”).

Each of our named executive officer’s employment is (or was) “at will” and may be terminated by us at any time. For a discussion of the severance and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers please see “—Potential Payments Upon Termination or Change in Control” below.

Outstanding Equity Awards at Fiscal year end

The following table shows for the fiscal year ended December 31, 2021, certain information regarding outstanding equity awards at fiscal year end for the named executive officers.

Outstanding Equity Awards At December 31, 2021

Option Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Robert Kelley	8/31/2020	99,067	198,135	—	6.25	9/3/2030
	9/28/2021	—	130,000	—	6.17	10/2/2031
	12/8/2021	—	450,000	—	4.28	12/8/2031
J. Roger Moody, Jr.	5/4/2020	119,857	182,940	—	1.51	5/5/2030
	8/4/2020	49,033	98,067	—	6.25	8/6/2030
	9/28/2021	—	130,000	—	6.17	10/2/2031
Douglas Liu	9/28/2020	98,339	216,346	—	6.25	9/28/2030
	9/28/2021	—	200,000	—	6.17	10/2/2031
Brian Coe	5/1/2018	6,364	741	—	1.51(4)	5/20/2028
	10/1/2018	1,457	7,285	—	1.51(4)	11/4/2028
	—	—	—	241,958(3)	1.51(4)	2/11/2030
	11/1/2019	200,771	391,711	—	1.51(4)	2/11/2030
	8/4/2020	195,875	391,752	—	6.25	8/6/2030
Kimberly J. Popovits	3/19/2020	37,019	47,596	—	1.51	5/5/2030
	8/4/2020	13,702	27,404	—	6.25	8/6/2030
	8/30/2021	275,000(5)	—	—	9.06	8/30/2031
Brian J. Blaser	—	—	—	—	—	—

(1)
All of the options granted before February 2021 were granted pursuant to our 2013 Plan. Options granted thereafter were granted pursuant to our 2021 Plan. The terms of the 2013 Plan and the 2021 Plan are described below under “—Equity Benefit Plans.”
(2)
Each option, other than as noted in footnotes (3) and (5) below, vests as follows: 25% of the shares subject to the option vest on the 12-month anniversary of the vesting commencement date, and the balance of the shares vest in 36 equal monthly installments over the next three years, subject to the named executive officer’s continued services to us, subject to full vesting acceleration, if a change in control occurs and the named executive officer’s continuous service terminates due to an involuntary termination (not including death or disability) without cause or due to a voluntary termination with good reason as of or within 12 months after such change in control, then the vesting and exercisability of the option will be accelerated in full.
(3)
This option was granted on February 12, 2020, and vests in full upon the first commercial sale of the company’s first product, subject to Mr. Coe’s continued services to us.
(4)
Options held by Mr. Coe were amended in March 2020 to reduce the exercise price per share to $1.51.
(5)
Represents the vested shares underlying an option to purchase 550,000 shares of our common stock granted in connection with her appointment as our Interim Chief Executive Officer. The option vested in 12 equal monthly installments beginning on September 30, 2021, but vesting ceased upon the commencement of full-time employment of Mr. Blaser in December 2021, at which time the remaining unvested shares were cancelled.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which service terminates, certain of our named executive officers is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation, as applicable.

Each of our named executive officers is eligible to receive benefits under the terms of our Severance and Change in Control Plan adopted by the Board of Directors in February 2021 (“Severance Plan”). The Severance Plan provides for severance and/or change in control benefits to the named executive officers upon (i) a “change in control termination” or (ii) a “regular termination” (each as described below). All severance benefits under the Severance Plan are subject to the executive’s execution of an effective release of claims against the Company.

Upon a change in control termination, each of our named executive officers is entitled to a lump sum payment equal to a portion of his base salary (18 months for Mr. Kelley and 12 months for Mr. Moody), a lump sum payment equal to 150% (for Mr. Kelley) or 100% (for Mr. Moody) of his or her annual target cash bonus, payment of COBRA premiums for a period of time (up to 18 months for Mr. Kelley and 12 months for Mr. Moody) and accelerated vesting of outstanding time-vesting equity awards.

To the extent an equity award is not assumed, continued or substituted for in the event of certain change in control transactions and the executive’s employment is not terminated as of immediately prior to such change in control, the vesting of such equity award will also accelerate in full (and for equity awards subject to performance vesting, performance will be deemed to be achieved at target, unless otherwise provided in individual award documents).

Upon a regular termination, each of our named executive officers is entitled to a lump sum payment equal to a portion of his base salary (12 months for Mr. Kelley and 6 months for Mr. Moody) and payment of COBRA premiums for a period of time (up to 12 months for Mr. Kelley and 6 months for Mr. Moody). In addition, Mr. Moody is entitled to a lump sum payment equal to 100% of his annual target cash bonus.

For purposes of the Severance Plan, a “regular termination” is an involuntary termination (i.e., a termination other than for cause (and not as a result of death or disability) or a resignation for good reason (as such terms are defined in the Severance Plan) that does not occur during the period of time beginning three months prior to, and ending 12 months following, a “change in control” (as defined in the 2021 Plan), or the “change in control period.” A “change in control termination” is a regular termination that occurs during the change in control period.

Each of our named executive officers, other than Mr. Blaser, holds options that were granted subject to the terms of our 2013 Plan. A description of the termination and change in control provisions in our 2013 Plan and applicable to the options granted to our named executive officers is provided under “—Equity Benefit Plans” and, with respect to our named executive officers, “—Outstanding Equity Awards at Fiscal Year-End.”

Although Mr. Coe was eligible to receive benefits under our Severance Plan, such eligibility for benefits was superseded by the terms of his Separation Agreement with us. Such benefits are described in more detail above under “—Employment Agreements with our Named Executive Officers.” In addition, although Mr. Liu was eligible to participate in the Severance Plan, he was not eligible to receive benefits under such plan in connection with his resignation. Mr. Liu received severance benefits pursuant to the Liu Separation Agreement, as described in more detail above under “—Employment Agreements with our Named Executive Officers.”

Because of the interim nature of her service as an executive officer, Ms. Popovits did not participate in any generally available employee benefits in connection with the conclusion of her service as our Interim Chief Executive Officer. Although Mr. Blaser was eligible to participate in the Severance Plan, he did not receive any severance or similar benefits in connection with his resignation.

Perquisites, health, welfare and retirement benefits

Each of our named executive officers is eligible to participate in our employee benefit plans, including our medical, dental, vision, life, long term disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees. In addition, we provide the opportunity to participate in a 401(k) plan to our employees, including each of our named executive officers, as discussed in the section below entitled “—401(k) plan.”

401(k) plan

We maintain a defined contribution employee retirement plan (“401(k) plan”), for our employees. Our named executive officers are each eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which is $19,500 for calendar year 2021. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2021 may be up to an additional $6,500 above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

We provide an automatic matching contribution as follows: 100% with respect to the first 3% of an employee’s contributions, and 50% for the next 2% of the employee’s contributions, up to a maximum company match of 4% of the employee’s contributions. We may also elect to provide for discretionary profit sharing contributions, but we did not provide any such contributions in 2021. The 401(k) plan currently does not offer the ability to invest in our securities.

Perquisites

We do not provide perquisites or personal benefits to our executive officers that we do not generally provide to our other employees (such as limited reimbursement of cell and internet expenses), except in limited circumstances. For example, in December 2021, we approved the reimbursement of certain travel and housing expenses, including tax gross ups, that may be incurred for business-related travel by Mr. Kelley and Mr. Liu that are not generally available to our other employees. However, in 2021, all business-related travel expenses incurred by Mr. Kelley and Mr. Liu were reimbursed pursuant to our reimbursement policy generally available to all employees. Accordingly, we did not provide any perquisites or personal benefits to our named executive officers in 2021 that were not generally available to our other employees.

Equity Benefit Plans

2021 Plan

Our Board of Directors adopted our 2021 Plan, and our stockholders approved our 2021 Plan, in February 2021. Our 2021 Plan is a successor to and continuation of our 2013 Equity Incentive Plan (the “2013 Plan”). Our 2021 Plan became effective on the date of the underwriting agreement related to our initial public offering, which occurred on February 11, 2021. No further grants have been, or will be, made under the 2013 Plan following the effectiveness of the 2021 Plan.

Awards. Our 2021 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized shares. Initially, the maximum number of shares of our common stock issuable under our 2021 Plan was 12,840,904 shares of our common stock, which is the sum of (1) 3,200,000 new shares, plus (2) 7,673,915 shares that remained available for the issuance of awards under our 2013 Plan as of immediately prior to the time our 2021 Plan became effective, plus (3) up to 5,166,989 shares subject to outstanding stock options or other stock awards granted under our 2013 Plan that, on or after the 2021 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

In addition, the number of shares of our common stock reserved for issuance under our 2021 Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2022 through (and including) January 1, 2031, in an amount equal to (and prior to giving effect to Proposal 2 related to our 2021 Plan described elsewhere in this proxy statement) (i) 4% of the total number of shares of our common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of shares determined by our Board of Directors prior to the applicable January 1.

The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2021 Plan is 39,000,000 shares.

Shares subject to stock awards granted under our 2021 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2021 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our 2021 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (1) because of a failure to meet a contingency or condition required for the vesting of such shares, (2) to satisfy the exercise, strike or purchase price of an award or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2021 Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2021 Plan.

The maximum number of shares of common stock subject to stock awards granted under the 2021 Plan or otherwise during any period commencing on the date of the company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the company’s annual meeting of stockholders for the next subsequent year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such period for service on the Board of Directors, will not exceed $750,000 in total value, or with respect to the period in which a non-employee director is first appointed or elected to our Board of Directors, $1,000,000 in total value, in each case calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes.

Plan administration. Our Board of Directors, or a duly authorized committee of our Board of Directors, will administer our 2021 Plan and is referred to as the “plan administrator” herein. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our 2021 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

The plan administrator has the power to modify outstanding awards under our 2021 Plan. Subject to the terms of our 2021 Plan, the plan administrator has the authority to reprice any outstanding stock award, cancel and re-grant any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially impaired participant.

Stock options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2021 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the recipient approved by the plan administrator, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument.

Tax limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted stock unit awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted stock awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock appreciation rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board of Directors and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2021 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance awards. The 2021 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.

The performance goals may be based on any measure of performance selected by the Board of Directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors at the time the performance award is granted, the Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other stock awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to capital structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2021 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate transactions. The following applies to stock awards under the 2021 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under the 2021 Plan, a corporate transaction is generally defined as the consummation of: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) a merger or consolidation where we do not survive the transaction, or (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in control. Awards granted under the 2021 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2021 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the 2021 Plan, a change in control is generally defined as: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (iv) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date the 2021 Plan was adopted by the Board of Directors, or the incumbent Board of Directors, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board of Directors still in office.

Plan amendment or termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2021 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our 2021 Plan. No stock awards may be granted under our 2021 Plan while it is suspended or after it is terminated.

2021 Inducement Plan

On November 11, 2021, our Board of Directors adopted the 2021 Inducement Plan. The 2021 Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by our Board of Directors. Our Board of Directors reserved 3,000,000 shares of common stock for issuance under the 2021 Inducement Plan. The only persons eligible to receive grants of Inducement Awards (as defined below) under the 2021 Inducement Plan are individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) or 5635(c)(3), as applicable. Individuals who previously served as an employee or director of the Company will not be eligible to receive Inducement Awards under the 2021 Inducement Plan, other than following a bona fide period of non-employment. Inducement Awards may only be granted by: (i) the Compensation Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Market Place Rule 5605(a)(2)) or (ii) a majority of the Company’s “independent directors”. An “Inducement Award” means any right to receive common stock, cash or other property granted under the 2021 Inducement Plan (including nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, or other stock-based awards). Our Board of Directors also adopted a (i) form of stock option grant notice, option agreement, and notice of exercise (the “Inducement Option Grant Package”) and (ii) form of restricted stock unit award grant notice and award agreement (the “Inducement RSU Grant Package”) for use under the 2021 Inducement Plan.

2013 Plan

Our Board of Directors and stockholders adopted our 2013 Plan in June 2013. The 2013 Plan was most recently amended by our Board of Directors and stockholders in October 2020. No further grants have been, or will be, made under the 2013 Plan following the effectiveness of the 2021 Plan.

Authorized shares. As of December 31, 2021, there were outstanding stock options covering a total of 5,939,604 shares of our common stock that were granted under our 2013 Plan and there were 804,922 shares of common stock that were issued and outstanding pursuant to stock options that had been exercised. Any shares of common stock remaining available for issuance under the 2013 Plan upon the 2021 Plan’s effectiveness became available for issuance under the 2021 Plan. In addition, shares subject to outstanding stock options or other stock awards granted under our 2013 Plan that, on or after the date that the 2021 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, will become issuable under our 2021 Plan.

Stock awards. Our 2013 Plan provides for the grant of ISOs within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of stock awards to employees, directors and consultants, including employees and consultants of our affiliates. The maximum number of shares of our common stock issuable pursuant to the exercise of ISOs under our 2013 Plan is 9,665,351 shares.

Plan administration. Our Board of Directors, or a duly authorized committee of our Board of Directors to which the Board of Directors delegates its administrative authority, administers our 2013 Plan and is referred to as the “plan administrator” herein. Under our 2013 Plan, the plan administrator has the authority to, among other things, determine award recipients, dates of grant, the numbers and types of stock awards to be granted, the applicable fair market value and the provisions of each stock award, including the period of their exercisability and the vesting schedule applicable to a stock award, to construe and interpret the 2013 Plan and awards granted thereunder (and to establish, amend and revoke any rules and regulations for the administration of the 2013 Plan and any such awards), or to accelerate the vesting of awards.

Under the 2013 Plan, the plan administrator also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefor of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

Stock options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2013 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value for certain major stockholders). Options granted under the 2013 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2013 Plan, up to a maximum of 10 years (or five years, for certain major stockholders). If an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of up to three months following the cessation of service. This period may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of up to 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of up to 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order payable to us, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, (5) a deferred payment arrangement (to the extent permitted by applicable law), or (6) other legal consideration approved by the plan administrator and specified in the stock award agreement.

Unless the plan administrator provides otherwise, options generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument and (ii) an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Changes to capital structure. In the event of a capitalization adjustment, the plan administrator will make appropriate and proportionate adjustments to (1) the class and maximum number of shares reserved for issuance under the 2013 Plan, (2) the class and maximum number of shares that may be issued on the exercise of ISOs, and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate transactions. Our 2013 Plan provides that in the event of a corporate transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such stock awards:

•
arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation;
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arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring corporation;
•
accelerate the vesting, in whole or in part, of the stock award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;
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arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;
•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for such cash consideration, if any, as our Board of Directors, in its sole discretion, may consider appropriate; and
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make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to treat all participants in the same manner.

Under the 2013 Plan, a corporate transaction is generally defined as the consummation of: (i) a sale or other disposition of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) a merger or consolidation where we do not survive the transaction, or (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in an applicable award agreement or other written agreement, but in the absence of such provision, no such acceleration will occur.

Under the 2013 Plan, a change in control is generally defined as: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; or (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction.

Plan amendment or termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2013 Plan, provided that such action does not impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No stock awards may be granted under our 2013 Plan while it is suspended or after it is terminated. No further grants will be made under the 2013 Plan.

2021 ESPP

Our Board of Directors adopted our 2021 ESPP, and our stockholders approved our 2021 ESPP, in February 2021. The 2021 ESPP became effective immediately prior to, and contingent upon, the execution of the underwriting agreement related to our initial public offering, which occurred on February 11, 2021. The purpose of the 2021 ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The 2021 ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. In addition, purchase rights may be granted under a component that does not qualify for such favorable tax treatment because of deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws.

Share reserve. The 2021 ESPP authorizes the issuance of 550,000 shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance automatically increases on January 1 of each calendar year, beginning on January 1, 2022, through (and including) January 1, 2031, by the lesser of (and prior to giving effect to Proposal 3 related to our 2021 ESPP described elsewhere in this proxy statement) (i) 1% of the total number of shares of our common stock outstanding on December 31st of the preceding year and (ii) 1,550,000 shares of common stock; provided that before the date of any such increase, our Board of Directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii).

Administration. Our Board of Directors administers the 2021 ESPP and may delegate its authority to administer the 2021 ESPP to our Compensation Committee. The 2021 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the 2021 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the 2021 ESPP may be terminated under certain circumstances. In February 2022, our Board of Directors adopted an offering document that governs offerings under the 2021 ESPP (the “Offering Document”) pursuant to which offerings will generally be for consecutive, non-overlapping periods of six months, commencing on March 10 and September 10 each year.

Payroll deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the 2021 ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the 2021 ESPP) for the purchase of our common stock under the 2021 ESPP. Unless otherwise determined by our Board of Directors, common stock will be purchased for the accounts of employees participating in the 2021 ESPP at a price per share that is at least the lesser of (1) 85% of the fair market value of a share of our common stock on the first date of an offering, or (2) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the 2021 ESPP, as determined by our Board of Directors, including: (1) being customarily employed for more than 20 hours per week, (2) being customarily employed for more than five months per calendar year, or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the 2021 ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each calendar year such a purchase right is outstanding. In addition, no employee will be eligible for the grant of any purchase rights under the 2021 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code. Finally, pursuant to the Offering Document, in no event may an employee purchase more than 4,750 shares of our common stock during any six month offering.

Changes to capital structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board of Directors will make appropriate adjustments to: (1) the class(es) and maximum number of shares reserved under the 2021 ESPP, (2) the class(es) and maximum number of shares by which the share reserve may increase automatically each year, (3) the class(es) and number of shares subject to and purchase price applicable to outstanding offerings and purchase rights, and (4) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.

Corporate transactions. In the event of certain significant corporate transactions, any then-outstanding rights to purchase our stock under the 2021 ESPP may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within 10 business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.

Under the 2021 ESPP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

2021 ESPP amendment or termination. Our Board of Directors has the authority to amend or terminate our 2021 ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our 2021 ESPP as required by applicable law or listing requirements.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2021, with respect to shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	8,998,131(1)	$5.48(2)	4,358,253(3)
Equity compensation plans not approved by stockholders	—	$—	3,000,000(4)

(1)
All awards were granted under our 2013 Plan, our 2021 Plan and our 2021 ESPP.
(2)
The weighted average exercise price does not take into account the shares subject to outstanding RSUs, if any, which have no exercise price.
(3)
Includes our 2021 Plan and our 2021 ESPP. The number of shares of common stock reserved for issuance under our 2021 Plan automatically increases on January 1 of each year, continuing through and including January 31, 2031, by 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. Pursuant to this provision, we added 1,056,321 shares of common stock that are eligible for issuance under the 2021 Plan on January 1, 2022, which is not reflected in the table above. The number of shares of common stock reserved for issuance under our 2021 ESPP automatically increases on January 1 of each year, continuing through and including January 31, 2031, by the lesser of (i) 1% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year and (ii) 1,550,000 shares of common stock. Pursuant to this provision, we added 264,080 shares of common stock that are eligible for issuance under the 2021 ESPP on January 1, 2022, which is not reflected in the table above. The total number of shares of common stock available for issuance under the 2021 ESPP is 601,933, of which 262,204 are currently subject to purchase through September 10, 2022. Effective as of February 11, 2021, no additional awards will be granted under the 2013 Plan, and all awards granted under the 2013 Plan that are repurchased, forfeited, expire, are cancelled or otherwise not issued will become available for grant under the 2021 Plan in accordance with its terms.
(4)
Consists of securities available for issuance under the Talis Biomedical Corporation 2021 Inducement Plan (the “2021 Inducement Plan”). See “—2021 Inducement Plan” above for a narrative description of the plan.

Director Compensation

The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of all non-employee directors of the Company:

Director Compensation for Fiscal 2021

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Felix Baker, Ph.D.	70,888	—	—	70,888
Raymond Cheong, M.D., Ph.D.	35,444	—	—	35,444
Melissa Gilliam, M.D., M.P.H.	50,633	—	—	50,633
Rustem F. Ismagilov, Ph.D.	35,444(3)	—	75,000(4)	110,444
Matthew L. Posard	53,242	—	—	53,242
Randal Scott, Ph.D.	55,900	—	—	55,900
Jeryl Hilleman(5)	53,167	331,299	—	384,466

(1)
As of December 31, 2021, the aggregate number of shares underlying outstanding options to purchase our common stock held by our non-employee directors were: Dr. Baker, —; Dr. Cheong, —; Dr. Gilliam, 62,937; Mr. Posard, 143,779 ; Dr. Scott, 143,779; and Dr. Hilleman, 35,112.
(2)
In accordance with SEC rules, this amount reflects the aggregate grant date fair value of stock option awards granted during 2021. These amounts have been computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 8 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. This amount does not reflect the actual economic value that will be realized upon the exercise of the stock options or the sale of the common stock underlying such stock options.
(3)
The Compensation Committee approved the payment of director fees to Dr. Ismagilov in addition to the compensation he earned as a consultant to the Company.
(4)
Represents consulting fees paid pursuant to the consulting agreement with Dr. Ismagilov for his service as a member of our Scientific Advisory Board, as described under “Transactions with Related Persons and Indemnification—Consulting Agreements.”
(5)
Ms. Hilleman joined our Board of Directors effective as of March 16, 2021. On April 20, 2022, Ms. Hilleman tendered her resignation from our Board of Directors and any committee on which she serves, effective immediately prior to the Annual Meeting.

Narrative To Director Compensation Table

In January 2019, we entered into a consulting agreement with Dr. Ismagilov, pursuant to which he was paid consulting fees of $75,000 in 2021. For more information on the consulting agreement see “Transactions with Related Persons and Indemnification—Consulting Agreements.”

In March 2021, our Board of Directors granted Ms. Hilleman an option to purchase 35,112 shares of our common stock at an exercise price of $17.60 per share and fair value of $9.44 per share. The option vests in 36 equal monthly installments from March 16, 2021, subject to Ms. Hilleman’s continued services to us. The option also provides for full vesting on an accelerated basis if a change in control occurs and Ms. Hilleman remains in service immediately prior to the change in control.

Outstanding equity awards held by our non-employee directors are subject to the terms of our 2013 Plan and 2021 Plan, as described above under “—Equity Benefit Plans.”

Non-employee director compensation policy

Our Board of Directors adopted a non-employee director compensation policy in February 2021, effective upon the date of our initial public offering, which we amended in December 2021 to add the annual cash retainers for the chair and non-chair members of our Science, Technology and Clinical Affairs Committee, that is applicable to all of our non-employee directors. This compensation policy provides that each such non-employee director will receive the following compensation for service on our Board of Directors. Cash retainers are paid in equal quarterly installments, in arrears on the last day of each fiscal quarter in which service occurs, and are prorated based on days served in the applicable fiscal year:

•
an annual cash retainer of $40,000;
•
an additional annual cash retainer of $40,000 for service as non-employee Chair of the Board of Directors;
•
an additional annual cash retainer of $22,500 for service as lead independent director;
•
an additional annual cash retainer of $10,000, $7,000, $5,000 and $5,000 for service as a (non-Chair) member of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science, Technology and Clinical Affairs Committee, respectively;
•
an additional annual cash retainer of $20,000, $14,000, $10,000 and $10,000 for service as the Chair of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science, Technology and Clinical Affairs Committee, respectively (in lieu of the above);
•
an initial option grant to purchase shares of our common stock with an aggregate Black-Scholes option value of $340,000, vesting in 36 equal monthly installments following the date of grant; and
•
an annual option grant to purchase shares of our common stock with an aggregate Black-Scholes option value of $170,000, vesting in 12 equal monthly installments following the date of grant (provided that in any event such option will be fully vested on the date of the next-following annual stockholder meeting). With respect to an eligible non-employee director who is first elected or appointed to the Board of Directors on a date other than the date of our annual stockholder meeting, upon our first annual stockholder meeting following such non-employee director’s first joining the Board of Directors, such director’s first annual option grant will be prorated.

Each of the option grants described above will be granted under our 2021 Plan, the terms of which are described in more detail above under “—Equity Benefit Plans—2021 Plan.” Each such option grant will vest and become exercisable subject to the director’s continuous service with us, provided that each option will vest in full upon a change in control of the company. The exercise price per share of each option will be 100% of the Fair Market Value (as defined in our 2021 Plan) of the underlying common stock on the date of grant. The term of each option will be 10 years, subject to earlier termination as provided in the 2021 Plan (provided that upon a termination of service other than by death or for cause, the post-termination exercise period will be 12 months from the date of termination).

We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board of Directors and committees of our Board of Directors.

Transactions With Related Persons and indemnification

The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 or, if less, 1% of the average of our total assets as of December 31, 2020 and 2021, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation” above.

Convertible Preferred Stock Financings

From June 2020 to July 2020, pursuant to a Series E preferred stock purchase agreement, we issued and sold an aggregate of 2,289,899 shares of our Series E-1 convertible preferred stock and 11,187,189 shares of our Series E-2 convertible preferred stock, each at a purchase price of $7.42 per share, and received gross proceeds of approximately $100.0 million.

During the fourth quarter of 2020, pursuant to a Series F preferred stock purchase agreement, we issued and sold an aggregate of 4,859,897 shares of our Series F-1 convertible preferred stock and 9,958,539 shares of our Series F-2 convertible preferred stock, each at a purchase price of $8.55 per share, and received gross proceeds of approximately $126.7 million.

The participants in our convertible preferred stock financing included entities affiliated with members of our board of directors and holders of more than 5% of our capital stock. The following table sets forth the aggregate number of shares of convertible preferred stock issued to these related persons.

Name of stockholder	Series E-1 preferred	Series E-2 preferred	Series F-1 preferred	Series F-2 preferred	Aggregate consideration
Entities affiliated with Baker Bros. Advisors LP(1)	3,304	11,187,189	—	9,958,539	$208,234,402
Entities affiliated with ArrowMark Fundamental Opportunity Fund, LP(2)	1,020,631	—	994,150	—	$21,096,142
Randal Scott, Ph.D.(4)	534,402	—	432,749	—	$10,615,369
Kimberly J. Popovits(5)	431,642	—	128,655	—	$4,302,784

(1)
Consists of shares purchased by 667, L.P., Baker Brothers Life Sciences, L.P., FBB Associates and FBB3 LLC. Dr. Baker, a managing member of Baker Bros. Advisors (GP) LLC, the sole general partner of Baker Bros., and Dr. Cheong, an employee of Baker Bros., are both members of our Board of Directors.
(2)
Consists of shares purchased by AP Investment Series - Series I, ArrowMark Fundamental Opportunity Fund, LP, ArrowMark Life Science Fund, LP, Iron Horse Investments, LLC, Lookfar Investments, LLC, Meridian Growth Fund, Meridian Small Cap Growth Fund, THB Iron Rose LLC, THB Iron Rose, LLC Life Science Portfolio and Tony Yao.
(3)
Consists of shares purchased by Randal W. Scott and Eileen M. Scott, Trustees of the OG Trust. Dr. Scott, a member of our Board of Directors, is a trustee of the OG Trust and has a financial interest in the OG Trust.
(4)
Consists of shares purchased by the Popovits Trust. Ms. Popovits, a member of our Board of Directors, is a trustee of the Popovits Trust and has a financial interest in the Popovits Trust.

Investor Agreements

In connection with our Series F convertible preferred stock financing, in October 2020 we entered into an amended and restated investor rights agreement, amended and restated voting agreement and amended and restated right of first refusal and co-sale agreement containing registration rights, information rights, voting rights and rights of first refusal and co-sale, among other things, with certain of our stockholders. The foregoing agreements were terminated upon the closing of our initial public offering, except for the registration rights set forth in the amended and restated investor rights agreement which are described below.

Stockholder Registration Rights

Pursuant to the amended and restated investor rights agreement, holders of shares of our common stock, including certain holders of five percent of our capital stock and entities affiliated with certain of our directors, are entitled to certain registration rights with respect to their registrable securities. The registration of shares of our common stock pursuant to the exercise of such registration rights would enable the holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective. We are required to pay the registration expenses, other than underwriting discounts and selling commissions, of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described below.

Generally, in an underwritten offering, the Company, based on consultation with the underwriter, if any, may, subject to specified conditions, limit the number of shares the holders may include. The demand, piggyback and Form S-3 registration rights described below will terminate upon the earlier of (i) a deemed “Liquidation Event” (as defined in our amended and restated certificate of incorporation) and (ii) with respect to any particular holder, at such time that such holder can sell its registrable securities under Rule 144 of the Securities Act without restrictions on volume of shares sold and frequency of sales or compliance with Rule 144(c)(1) of the Securities Act during any 90 day period.

Demand Registration Rights

Following October 30, 2022, holders of at least 75% of the registrable securities then outstanding may make a written request that we register all or a portion of their registrable securities, subject to certain specified exceptions. Such request for registration must cover a majority of the registrable securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10 million). We are not obligated to effect more than one demand registration.

Piggyback Registration Rights

In the event that we propose to register any of our securities under the Securities Act in an offering, either for our own account or for the account of other security holders, the holders of registrable securities will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to specified conditions and limitations.

Form S-3 Registration Rights

The holders of at least 30% of the registrable securities then outstanding can make a written request that we register all or a portion of their registrable securities on Form S-3 if we are qualified to file a registration statement on Form S-3, subject to certain specified exceptions. Such registration on Form S-3 must cover securities with an aggregate offering price to the public of at least $5 million. We are not obligated to effect more than two registrations on Form S-3.

Consulting Arrangements

In January 2019, we entered into a consulting agreement, as amended in December 2020, with Rustem F. Ismagilov, one of our co-founders and a member of our Board of Directors, pursuant to which Dr. Ismagilov provides general scientific, and strategic consulting regarding our development and commercialization efforts and service on our Scientific Advisory Board (“SAB”). Pursuant to his amended consulting agreement, Dr. Ismagilov receives a consulting fee of $75,000 per year for services rendered, as requested from time to time and for his service on the SAB. Further, pursuant to his amended consulting agreement, Dr. Ismagilov, during a partial sabbatical from Caltech from August 2020 through December 2020, devoted three days per week to support our efforts to complete development of our Talis One system and is entitled to an option to purchase shares of our common stock with a value of $300,000, which option was granted in September 2020. Unless terminated earlier, the amended consulting agreement will expire on December 31, 2022.

In August 2021, we entered into the Separation Agreement with Mr. Coe, our former President, Chief Executive Officer and member of our Board of Directors, pursuant to which he provided certain consulting services to us. See “Executive and Director Compensation—Summary Compensation Table—Narrative to Summary Compensation Table—Employment Agreements with our Named Executive Officers” for the terms of the Separation Agreement.

Transactions with Members of our Board of Directors

In 2021, we granted equity awards and paid compensation to members of our Board of Directors as further described in “Executive and Director Compensation—Director Compensation.”

In 2020, we granted the equity awards and paid the compensation to members of our Board of Directors set forth below.

In February 2016, we entered into letter agreements with each of Mr. Posard and Dr. Scott confirming their appointment to our Board of Directors, pursuant to which each is entitled to a stipend of $24,000 per year, which was paid on a quarterly basis. In 2020, we paid $24,000 to each of Mr. Posard and Dr. Scott pursuant to such letter agreements. The stipends provided for in such letter agreements were superseded by our non-employee director compensation policy that was adopted in February 2021.

In February 2020, our Board of Directors granted options to purchase 290,306 shares to Dr. Ismagilov, 82,788 shares to Mr. Posard and 82,788 shares to Mr. Scott, each with an exercise price per share of $1.51. The options vest monthly over four years beginning on November 1, 2019, subject to the director’s continued services to us. In addition, the options provide for “single trigger” vesting acceleration if a change in control occurs and the director remains in service immediately prior to the change in control.

In March 2020, we entered into a letter agreement with Ms. Popovits confirming her appointment to our Board of Directors, that provides for an annual stipend of $24,000, to be paid on a quarterly basis, and an option to purchase shares of our common stock equal to 0.35% of the Company on a fully diluted basis. In May 2020, we granted Ms. Popovits an option to purchase 84,615 shares of our common stock in connection with her commencement of services with us as a director at an exercise price per share of $1.51. The option vests as follows: 25% of the shares vest on March 19, 2021, and the balance vests in 36 equal monthly installments thereafter, subject to Ms. Popovits’ continued services to us. The option also provides for “single trigger” vesting acceleration if a change in control occurs and the director remains in service immediately prior to the change in control. The annual stipend paid to Ms. Popovits in 2020 was $12,818. The annual stipend provided for in her letter agreement was superseded by our non-employee director compensation policy that was adopted in February 2021.

In addition, in March 2020, we amended certain outstanding underwater options held by Mr. Posard and Dr. Scott. The amendment reduced the exercise price per share of such options to $1.51, the fair market value of our common stock as determined by our Board of Directors on the date of the repricing.

In August 2020, our Board of Directors granted options to purchase 47,011 shares to Mr. Posard, 47,011 shares to Dr. Scott, 41,106 shares to Ms. Popovits and 141,032 shares to Dr. Ismagilov, each at an exercise price per share of $6.25. The options vest as follows: 25% of the shares vest on August 4, 2021, and the balance vests in 36 equal monthly installments thereafter, subject to the director’s continued services to us. The option also provides for “single trigger” vesting acceleration if a change in control occurs and the director remains in service immediately prior to the change in control.

In September 2020, our Board of Directors granted an option to purchase 79,963 shares to Dr. Ismagilov at an exercise price per share of $6.25. The option vests as follows: one-sixth of the shares vest on September 1, 2020, and the balance vests in five equal monthly installments thereafter, subject to Dr. Ismagilov’s continued services to us.

In December 2020, we entered into a letter agreement with Dr. Gilliam confirming her appointment to our Board of Directors, pursuant to which Dr. Gilliam was entitled to a stipend of $40,000 per year, to be paid on a quarterly basis, and an option to purchase 62,937 shares of our common stock. In December 2020, our Board of Directors granted an option to purchase 62,937 shares to Dr. Gilliam at an exercise price per share of $8.67. The option vests as follows: 25% of the shares vest on December 15, 2021, and the balance vests in 36 equal monthly installments thereafter, subject to Dr. Gilliam’s continued services to us. In addition, the option provides for “single trigger” vesting acceleration if a change in control occurs and the director remains in service immediately prior to the change in control. We did not pay an annual stipend paid to Dr. Gilliam in 2020 and the annual stipend provided for in her letter agreement was superseded by our non-employee director compensation policy that was adopted in February 2021.

Agreements with Baker Brothers

Nominating Agreement

On November 1, 2019, we entered into a nominating agreement (the “Nominating Agreement”), with Baker Brothers Life Sciences, L.P. and 667, L.P. (together, “Baker Brothers”). Pursuant to the Nominating Agreement, during the period beginning at the closing our initial public offering until such time as Baker Brothers no longer beneficially owns at least 5,317,097 shares (subject to adjustment for stock splits, combinations, recapitalizations and similar transactions) of our common stock (the “Initial Period”), we will have the obligation to support the nomination of, and to cause our Board of Directors to include in the slate of nominees recommended to our stockholders for election, two individuals designated by Baker Brothers (each, a “Baker Designee”) and during the period beginning at the closing of our initial public offering until such time as Baker Brothers no longer beneficially owns at least 1,993,911 shares (subject to adjustment for stock splits, combinations, recapitalizations and similar transactions) of our common stock (together with the Initial Period, the “Nominating Period”), we will have the obligation to support the nomination of, and to cause our Board of Directors to include in the slate of nominees recommended to our stockholders for election one Baker Designee, unless a majority of our disinterested directors reasonably and in good faith determines that such Baker Designee would not be qualified to serve as our director under law, rules of the stock exchange on which our shares are listed, our Bylaws, or any of our company policies. In such case, we would notify Baker Brothers sufficiently in advance of the date on which the proxy materials related to such Baker Designee are to be mailed to enable Baker Brothers to propose a replacement Baker Designee. If a Baker Designee resigns his or her seat on our Board of Directors or is removed or does not become a director for any reason, the vacancy will be filled by the election or appointment of another Baker Designee as soon as reasonably practicable, subject to compliance with applicable laws, rules and regulations.

Furthermore, during the Nominating Period, we will have the obligation to invite one Board of Directors observer designee of Baker Brothers, to attend all meetings of our Board of Directors and all meetings of the committees of our Board of Directors as a nonvoting observer. The Nominating Agreement automatically terminates upon the earlier of (i) such time as Baker Brothers, together with its affiliates, no longer beneficially owns at least 1,329,274 shares (subject to adjustment for stock splits, combinations, recapitalizations and similar transactions) of our common stock, (ii) the consummation of an “Acquisition” as defined in our fourth amended and restated certificate of incorporation (as in effect on the date of the Nominating Agreement) and (iii) mutual consent of the parties.

Baker Bros Registration Rights Agreement

On March 26, 2021, we entered into a registration rights agreement (the “Baker Bros Registration Rights Agreement”) with Baker Brothers (each, an “Investor”), pursuant to which each Investor is entitled to certain resale registration rights with respect to certain registrable securities held by such Investor. Following a request by any Investor made after February 1, 2022, we are obligated to file a resale registration statement on Form S-3, or other appropriate form, covering the registrable securities held by Baker Brothers, subject to certain specified exceptions. Baker Brothers also has the right to one underwritten offering per calendar year, but no more than three underwritten offerings in total and no more than two underwritten offerings or block trades in any twelve-month period, to effect the sale or distribution of their registrable securities, subject to specified exceptions, conditions and limitations. We are required to pay the registration expenses, other than underwriting discounts and selling commissions, incurred in connection with the registrations described above. The Baker Bros Registration Rights Agreement also includes customary indemnification obligations in connection with registrations described above. The agreement will automatically terminate once all registrable securities cease to be registrable securities pursuant to the terms of the agreement.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors and officers to the extent not prohibited by the Delaware General Corporation Law or other applicable law, subject to certain exceptions. Our amended and restated certificate of incorporation and Bylaws also provide us with discretion to indemnify our employees and other agents to the fullest extent permitted by applicable law.

We have also entered, and intend to continue to enter, into separate indemnification agreements with each of our directors, officers and certain employees and other agents. The indemnification agreements provide, among other things, that we will indemnify such director, officer, employee or other agent, under the circumstances and to the extent provided for in the agreement, against any and all expenses and liabilities incurred by such director, officer, employee or other agent in any actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer, employee or other agent of the Company, and otherwise to the fullest extent permitted by law. In addition, the indemnification agreements provide that, to the fullest extent permitted by law, we will advance all expenses incurred by such director, officer, employee or other agent in connection with any such action or proceeding.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants involving an amount that exceeds $120,000 or, if less, 1% of the average of our total assets at year-end for the prior two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than five percent of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. The presentation must include a description of, among other things, all of the parties thereto, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or another independent body of our board of directors takes into account the relevant available facts and circumstances including, but not limited to:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. All of the transactions described in this section occurred prior to the adoption of this policy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Talis Biomedical Corporation, Attn: Gillian Green, Corporate Secretary at 1375 West Fulton Market, Suite 700, Chicago, Illinois 60607 or contact Emily Faucette, Senior Vice President, Communications and IR at 855-956-3594. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gillian Green

Gillian Green

Secretary

April 26, 2022

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to: Corporate Secretary, Talis Biomedical Corporation, 230 Constitution Drive, Menlo Park, California.

Appendix A

Talis Biomedical Corporation

2021 Equity Incentive Plan

Adopted by the Board of Directors: February 5, 2021

Approved by the Stockholders: February 5, 2021

IPO Date: February 11, 2021

Amendment Adopted by the Board of Directors: March 7, 2022

Amendment Adopted by the Stockholders: [ ], 2022

1.General.

2.Shares Subject to the Plan.

3.Eligibility and Limitations.

4.Options and Stock Appreciation Rights.

5.Awards Other Than Options and Stock Appreciation Rights.

6.Adjustments upon Changes in Common Stock; Other Corporate Events.

7.Administration.

8.Tax Withholding

9.Miscellaneous.

10.Covenants of the Company.

11.Additional Rules for Awards Subject to Section 409A.

12.Severability.

13.Termination of the Plan.

14.Definitions.

1.
General.
a.
Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
b.
Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
c.
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
d.
Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.
Shares Subject to the Plan.
a.
Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 12,840,904 shares, which number is the sum of: (i) 3,200,000 new shares, plus (ii) the Prior Plan’s Available Reserve, plus (iii) the number of Returning Shares, if any, as such shares become available from time to time.

In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 4.0% of the total number of shares of Common Stock plus Series Preferred outstanding on December 31 of the preceding year; provided, however that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

b.
Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 39,000,000 shares.
c.
Share Reserve Operation.
i.
Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
ii.
Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
iii.
Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.
Eligibility and Limitations.
a.
Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
b.
Specific Award Limitations.
i.
Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
ii.
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
iii.
Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
iv.
Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
c.
Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
d.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date.
4.
Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

a.
Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
b.
Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
c.
Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
i.
by cash or check, bank draft or money order payable to the Company;
ii.
pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

iii.
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
iv.
if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
v.
in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
d.
Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
e.
Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
i.
Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
ii.
Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
f.
Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
g.
Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

h.
Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
i.
three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
ii.
12 months following the date of such termination if such termination is due to the Participant’s Disability;
iii.
18 months following the date of such termination if such termination is due to the Participant’s death; or
iv.
18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

i.
Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise providedin the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of theapplicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions);provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
j.
Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
k.
Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

a.
Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
i.
Form of Award.

1.
RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
2.
RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
ii.
Consideration.
1.
RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
2.
RSU: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
iii.
Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
iv.
Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
v.
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
vi.
Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
b.
Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

c.
Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

a.
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
b.
Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
c.
Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
i.
Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
ii.
AwardsHeld by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
iii.
AwardsHeld by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
iv.
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
d.
Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
e.
No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

a.
Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
b.
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
ii.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
iii.
To settle all controversies regarding the Plan and Awards granted under it.
iv.
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
v.
To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
vi.
To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
vii.
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
viii.
To submit any amendment to the Plan for stockholder approval.
ix.
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
x.
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
xi.
To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
xii.
To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
c.
Delegation to Committee.
i.
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
ii.
Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
d.
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
e.
Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.
Tax Withholding
a.
Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
b.
Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
c.
No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any

Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
d.
Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.
Miscellaneous.
a.
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
b.
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
c.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
d.
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
e.
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
f.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
g.
Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
h.
Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
i.
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
j.
Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
k.
Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
l.
Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.
m.
Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
n.
Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditionsnecessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.

Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
o.
Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.
Covenants of the Company.
a.
Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.
Additional Rules for Awards Subject to Section 409A.
a.
Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
b.
Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
i.
If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
ii.
If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60thday that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
iii.
If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
c.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
i.
Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
1.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
2.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
ii.
Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
1.
In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
2.
If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

3.
The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
d.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
i.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
ii.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
e.
If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
i.
Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
ii.
The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
iii.
To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
iv.
The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.
Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.
Termination of the Plan.

The Board may suspend or terminate the Plan at any time.

No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.

No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

a.
“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
b.
“Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
c.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
d.
“Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
e.
“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
f.
“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
g.
“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
h.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
i.
“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such

Participant’s material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
j.
“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
i.
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
ii.
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
iii.
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
iv.
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

k.
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
l.
“Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
m.
“Common Stock” means the common stock of the Company.
n.
“Company” means Talis Biomedical Corporation, a Delaware corporation.
o.
“Compensation Committee” means the Compensation Committee of the Board.
p.
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
q.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
r.
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
a saleor other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
ii.
a sale or other disposition of at least 50% of the outstanding securities of the Company;
iii.
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

s.
“Director” means a member of the Board.
t.
“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
u.
“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
v.
“Effective Date” means immediately prior to the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.
w.
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
x.
“Employer” means the Company or the Affiliate of the Company that employs the Participant.
y.
“Entity” means a corporation, partnership, limited liability company or other entity.
z.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
aa.
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
bb.
“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
i.
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
ii.
If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
iii.
In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
cc.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
dd.
“Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

ee.
“Incentive Stock Option” means an option granted pursuant to Section 4of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
ff.
“IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
gg.
“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
hh.
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
ii.
“Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.
jj.
“Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
kk.
“Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
ll.
“Nonstatutory Stock Option” means any option granted pursuant to Section 4of the Plan that does not qualify as an Incentive Stock Option.
mm.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
nn.
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
oo.
“Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
pp.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
qq.
“Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

rr.
“Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
ss.
“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
tt.
“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
uu.
“Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b)pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
vv.
“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.
ww.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
xx.
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
yy.
“Plan” means this Talis Biomedical Corporation 2021 Equity Incentive Plan, as amended from time to time.
zz.
“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

aaa.
“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
bbb.
“Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the Effective Date.
ccc.
“Prior Plan” means the Talis Biomedical Corporation 2013 Equity Incentive Plan, as it has been amended from time to time as applicable.
ddd.
“Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
eee.
“Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
fff.
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
ggg.
“Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and thatfollowing the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
hhh.
“RSU Award” or “RSU”means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
iii.
“RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
jjj.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
kkk.
“Rule 405” means Rule 405 promulgated under the Securities Act.
lll.
“SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
mmm.
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
nnn.
“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
ooo.
“Securities Act” means the Securities Act of 1933, as amended.
ppp.
“Series Preferred” means the Series 1 Preferred Stock and Series 2 Non-Voting Preferred Stock of the Company.
qqq.
“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
rrr.
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

sss.
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entityin which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
ttt.
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
uuu.
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
vvv.
“Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
www.
“Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Appendix b

Talis Biomedical Corporation

2021 Employee Stock Purchase Plan

Adopted by the Board of Directors: February 5, 2021
Approved by the Stockholders: February 5, 2021

IPO Date: February 11, 2021

Amendment Adopted by the Board of Directors: March 7, 2022

Amendment Adopted by the Stockholders: [ ], 2022

1.
General; Purpose.
a.
The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.
b.
The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
c.
The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.
Administration.
a.
The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.
b.
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
ii.
To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan, (B) whether such Related Corporations will participate in the 423 Component or the Non-423

Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Related Corporations in the 423 Component will participate.
iii.
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
iv.
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
v.
To suspend or terminate the Plan at any time as provided in Section 12.
vi.
To amend the Plan at any time as provided in Section 12.
vii.
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.
viii.
To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Related Corporation designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.
c.
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
d.
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
Shares of Common Stock Subject to the Plan.
a.
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 550,000 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the year in which the IPO Date occurs and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of Common Stock plus Series Preferred outstanding on December 31st of the preceding calendar year, and (ii) 1,550,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1stincrease in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.
b.
If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

c.
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.
Grant of Purchase Rights; Offering.
a.
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
b.
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
c.
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.
Eligibility.
a.
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are "highly compensated employees" (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.
b.
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
i.
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
ii.
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
iii.
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

c.
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
d.
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
e.
Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
f.
Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.
Purchase Rights; Purchase Price.
a.
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
b.
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
c.
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
d.
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
i.
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
ii.
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.
Participation; Withdrawal; Termination.
a.
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.
b.
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
c.
Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
d.
Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Related Corporation that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
e.
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
f.
Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.
Exercise of Purchase Rights.
a.
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
b.
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
c.
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the

Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.
Covenants of the Company.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.
Designation of Beneficiary.
a.
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
b.
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.
Adjustments upon Changes in Common Stock; Corporate Transactions.
a.
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
b.
In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.
Amendment, Termination or Suspension of the Plan.
a.
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.
b.
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.
Tax Qualification; Tax Withholding.
a.
Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
b.
Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board.
14.
Effective Date of Plan.

The Plan will become effective immediately prior to and contingent upon the IPO Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.
Miscellaneous Provisions.
a.
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
b.
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
c.
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
d.
The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

e.
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
f.
If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

a.
“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
b.
“Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the Nasdaq Stock Market or the Financial Industry Regulatory Authority).
c.
“Board” means the Board of Directors of the Company.
d.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
e.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
f.
“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
g.
“Common Stock” means the Common Stock of the Company.
h.
“Company” means Talis Biomedical Corporation, a Delaware corporation.
i.
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
j.
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
ii.
a sale or other disposition of more than 50% of the outstanding securities of the Company;
iii.
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
k.
“Director” means a member of the Board.

l.
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
m.
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
n.
“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
o.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
p.
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
i.
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
ii.
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and in a manner that complies with Sections 409A of the Code
iii.
Notwithstanding the foregoing, for any Offering that commences on the IPO Date, the Fair Market Value of the shares of Common Stock on the Offering Date will be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.
q.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
r.
“IPO Date” means the date of the underwriting agreement between the Company and the underwriters managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
s.
“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
t.
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
u.
“Offering Date” means a date selected by the Board for an Offering to commence.
v.
“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
w.
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
x.
“Plan” means this Talis Biomedical Corporation 2021 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

y.
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
z.
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
aa.
“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
bb.
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
cc.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
dd.
“Series Preferred” means the Series 1 Preferred Stock and Series 2 Non-Voting Preferred Stock of the Company.
ee.
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
ff.
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D81551-P72820 1b. Melissa Gilliam, M.D., M.P.H. Nominees: 1a. Felix Baker, Ph.D. 3. Approval of an Amendment to the Talis Biomedical Corporation 2021 Employee Stock Purchase Plan. 1c. Matthew L. Posard 2. Approval of an Amendment to the Talis Biomedical Corporation 2021 Equity Incentive Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 4. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. 1. Election of Directors For Withhold ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! TALIS BIOMEDICAL CORPORATION The Board of Directors recommends you vote FOR the following proposals: TALIS BIOMEDICAL CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TLIS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D81552-P72820 TALIS BIOMEDICAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2022 ANNUAL MEETING OF STOCKHOLDERS JUNE 10, 2022 The stockholder(s) hereby appoint(s) Robert J. Kelley and J. Roger Moody, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and/or Series 1 Convertible Preferred Stock of Talis Biomedical Corporation that the stockholder(s) is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2022 Annual Meeting of Stockholders (the “Meeting”) to be held at 7:30 a.m., Pacific Time on Friday, June 10, 2022, through a live webcast at www.virtualshareholdermeeting.com/TLIS2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS BALLOT AND FOR PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side